Exhibit 10.2

TRUST AGREEMENT

between

PUBLIC FINANCE AUTHORITY,
as Issuer

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee

Public Finance Authority

Affordable Housing Multifamily Certificates

Series 2023-1 Class B-1 Certificates

Series 2023-1 Class B-2 Certificates

Dated November 1, 2023

4860-2657-7007.8

TABLE OF CONTENTS

ARTICLE I
DEFINITIONS

Section 1.01.	Definitions	4
Section 1.02.	Rules of Construction	11

ARTICLE II
DEPOSIT OF PORTFOLIO ASSETS, TAX MATTERS

ARTICLE III
CERTIFICATES

ARTICLE IV
DISTRIBUTION ACCOUNT; DISTRIBUTIONS; CERTAIN DUTIES OF TRUSTEE

Section 4.01.	Distribution Account	22
Section 4.02.	Distributions	22
Section 4.03.	[Reserved]	24
Section 4.04.	Compliance with Withholding Requirements	24
Section 4.05.	Distribution Date Statements	24

ARTICLE V
THE ADMINISTRATOR

Section 5.01.	Appointment and General Authority	24
Section 5.02.	Replacement of Administrator	25

4860-2657-7007.8

ARTICLE VI
THE TRUSTEE

ARTICLE VII
TAX MATTERS

Section 7.01.	Responsibilities for Tax Matters	33
Section 7.02.	Election under Revenue Procedure 2003-84	34

ARTICLE VIII
PROFITS AND LOSSES; CAPITAL ACCOUNTS

ARTICLE IX
TERM AND TERMINATION OF THIS TRUST AGREEMENT

Section 9.01.	Term	43
Section 9.02.	Termination Event	43
Section 9.03.	Termination of Trust Agreement	44

ARTICLE X
MISCELLANEOUS

ii

4860-2657-7007.8

SCHEDULE I: THE PORTFOLIO ASSETS

SCHEDULE II: NOTICES

EXHIBIT A: FORM OF CERTIFICATE

EXHIBIT B: FORM OF NOTICE TO THE HOLDERS

EXHIBIT C: FORM OF INVESTOR LETTER

iii

4860-2657-7007.8

TRUST AGREEMENT

THIS TRUST AGREEMENT, dated the Closing Date (as the same may be amended from time to time, this “Trust Agreement”), is entered into between the PUBLIC FINANCE AUTHORITY (together with its successors, the “Issuer”), a joint powers commission and a unit of government and body corporate and politic organized and existing under the laws of the State of Wisconsin, and WILMINGTON TRUST, NATIONAL ASSOCIATION (the “Trustee”), a national banking association, not in its individual capacity but solely as Trustee.

W I T N E S S E T H:

WHEREAS, the Issuer was created under Sections 66.0301, 66.0303 and 66.0304 of the Wisconsin Statutes, as amended (the “Act”);

WHEREAS, the Issuer is authorized and empowered under the Act and by that certain Amended and Restated Joint Exercise of Powers Agreement Relating to the Public Finance Authority, dated September 28, 2010, by and among Adams County, Wisconsin; Bayfield County, Wisconsin; Marathon County, Wisconsin; Waupaca County, Wisconsin; and the City of Lancaster, Wisconsin, as such agreement may be amended from time to time (the “Joint Exercise Agreement”) together with any other political subdivision that may from time to time be designated as a Member (as defined herein) of the Issuer pursuant to the Joint Exercise Agreement to, among other things, acquire, buy, pledge or assign any property or interest in property that is located within or outside of the State of Wisconsin and make or enter into any agreements in connection therewith;

WHEREAS, Greystone Housing Impact Investors LP, or an affiliate thereof (the “Sponsor”), holds a subordinate interest in a portfolio of bonds and loans originated by parties unrelated to the Sponsor for the purpose of financing the construction or acquisition and rehabilitation of multifamily affordable housing projects and the Sponsor now finds it beneficial to redeploy its capital and reallocate its resources to enable it to, among other things, further make further investments in the low-income housing finance market;

WHEREAS, the Sponsor and the Sellers desire to sell, assign, transfer and otherwise convey, and the Issuer desires to purchase, such interests; and

WHEREAS, in order to fund such purchase, and in furtherance of the purposes of the Issuer and pursuant to the Act, the Issuer intends to enter into this Trust Agreement, pursuant to which it will authorize the issuance of its Affordable Housing Multifamily Certificates Series 2023-1 Class B-1 and Class B-2 (collectively, the “Certificates”), the proceeds of which will be used to purchase the Portfolio Assets (as defined herein) from the Sellers and to pay other costs incurred in connection with the issuance of the Certificates.

NOW, THEREFORE, the Issuer, in consideration of the premises and of the mutual covenants contained herein and of the purchase and acceptance of the Certificates by the Holders (as defined herein) thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, in order to provide for the performance and observance of all the covenants and conditions in the Certificates and herein contained, and to declare the terms and conditions upon and subject to which the Certificates are issued and distributions thereon are made pursuant hereto, has executed and delivered this Trust Agreement and has deposited with, and assigned its rights with respect to, and by these presents does deposit with, and assign its rights with respect to, the Trustee, to the extent provided herein, and to its successors and assigns forever, the Portfolio Assets and all money, instruments and other property that are sold, assigned and transferred to the Issuer, including all proceeds thereof, but excluding in all cases the Issuer Unassigned Rights, as defined herein, and payments received in respect thereof (collectively, the “Trust Estate”);

TO HAVE AND TO HOLD the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended to be, to the Trustee and its successors in said trust and assigns forever;

IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and protection of all Beneficial Owners (as defined herein), without privilege, priority or distinction as to the ownership interest or otherwise of any of the Certificates over any other of the Certificates, except as otherwise provided herein or with respect to moneys otherwise held to pay particular Certificates hereunder;

SUBJECT ONLY TO THE RIGHTS OF THE ISSUER TO APPLY AMOUNTS UNDER THE PROVISIONS OF THIS TRUST AGREEMENT, THE TRUST ESTATE SHALL IMMEDIATELY ATTACH AND BE EFFECTIVE, BINDING AND ENFORCEABLE FROM AND AFTER THE TIME OF THE DELIVERY BY THE TRUSTEE OF THE FIRST CERTIFICATES AUTHENTICATED AND DELIVERED UNDER THIS TRUST AGREEMENT. THE TRUST ESTATE AND ANY ASSIGNMENT THEN OR THEREAFTER RECEIVED BY THE TRUSTEE FROM THE ISSUER IN FAVOR OF THE CERTIFICATES SHALL IMMEDIATELY BE VALID, BINDING AND ENFORCEABLE AGAINST THE ISSUER, THE HOLDERS, CREDITORS AND ALL OTHER PARTIES HAVING CLAIMS AGAINST THE ISSUER IRRESPECTIVE OF WHETHER SUCH PARTIES HAVE NOTICE THEREOF AND WITHOUT THE NEED FOR ANY PHYSICAL DELIVERY, RECORDATION, FILING, OR FURTHER ACT.

IT IS HEREBY EXPRESSLY ACKNOWLEDGED that the Issuer has entered into this Trust Agreement and issued (or will issue) the Certificates pursuant to the Act, and the Trustee hereby accepts such trust and covenants to enforce the provisions of this Trust Agreement so as to effect the purposes of the Act.

IT IS HEREBY EXPRESSLY DECLARED that all Certificates issued hereunder are to be issued, authenticated and delivered, and all said property, rights, interests, revenues and funds held hereunder are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer and the Trustee have each agreed and covenanted for the benefit of the Beneficial Owners from time to time of the Certificates issued hereunder as follows:

4860-2657-7007.8

ARTICLE I

DEFINITIONS
Section 1.01.
Definitions. Whenever used herein the following words and phrases have the meanings set forth in this Section 1.01.

“Accrual Period” means, with respect to any Distribution Date, from and including the first day of the calendar month preceding the Distribution Date, to but excluding the first day of the calendar month in which such Distribution Date occurs, provided that the first Accrual Period shall begin on the Closing Date and end on November 30, 2023.

“Act” means Sections 66.0301, 66.0303 and 66.0304 of the Wisconsin Statutes, as amended.

“Adjusted Capital Account Deficit” means, with respect to any Beneficial Owner, the deficit balance, if any, in such Beneficial Owner’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(a)
credit to such Capital Account any amounts that such Beneficial Owner is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and
(b)
debit from such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

“Administration Agreement” means (i) initially, the Administration Agreement, dated November 1, 2023, among the Issuer, the Administrator and the Trustee, and (ii) if the Administrator is replaced in accordance with Section 5.02, a substantially similar agreement among the Issuer, such successor Administrator, and the Trustee.

“Administrative Fees” means, collectively, the Trustee Fee and Administrator Fee (if any).

“Administrator” means, the entity appointed by the Issuer to act as Administrator hereunder, initially, Greystone Housing Impact Investors LP.

“Administrator Fee” means zero, until such time as an Administrator is appointed which is not an affiliate of Greystone Housing Impact Investors LP, in which case the Administrator Fee will be an amount equal to 0.07% of the outstanding aggregate principal balance of the Portfolio Assets.

“Adverse Tax Event” means any action or the failure to take action required herein that would cause the Class B Arrangement to be characterized as an association or publicly traded partnership taxable as a corporation for federal income tax purposes.

“Affiliates” means, with respect to any specified Person, (a) any Person directly or indirectly Controlling, Controlled by or under common Control with the specified Person and shall include any director, officer or trustee of the specified Person; and (b) any Person directly,

4860-2657-7007.8

indirectly or beneficially owning or Controlling more than 50% of any class of voting securities of the specified Person.

“Authorized Denominations” means, with respect to the Class B-1 Certificates, $100,000 and increments of $5,000 in excess thereof upon initial delivery, and $0.01 in excess thereof thereafter and with respect to the Class B-2 Certificates any integral multiple of $0.01.

“Authorized Signatory” means any officer, director or other person designated by resolution of the Board of Directors of the Issuer (whether such resolution is adopted in connection with the issuance of the Certificates or otherwise) or by the Issuer’s Bylaws as an “Authorized Signatory” empowered to, among other things, execute and deliver on behalf of the Issuer the Issuer Documents and the Certificates.

“Beneficial Interest” means the interest of a Beneficial Owner in a Certificate.

“Beneficial Owner” means (a) with respect to a Certificate registered in the name of Cede & Co., as nominee of DTC, the Person who is the Beneficial Owner of such Certificate as reflected on the books of DTC, or on the books of a DTC Participant or an indirect participant, if the Certificates are not book-entry, the owner of a Certificate as set forth in the Register, and for federal income tax purposes, the Person who is the Beneficial Owner of such Certificate as determined under the Code or an any other Person treated as a partner in the Class B Arrangement for U.S. federal income tax purposes.

“Bond” or “Bonds” means the loan or loans underlying the Portfolio Assets and evidenced by the Notes.

“Business Day” means any day on which banks in New York, New York are open for commercial banking purposes that is not a day on which the New York Stock Exchange is authorized or obligated by law or executive order to close.

“Capital Account” means the account established and maintained for each Beneficial Owner pursuant to Section 8.01.

“Capital Account Balance” means the balance of the Capital Account for each Beneficial Owner adjusted pursuant to Article VIII for all events having occurred immediately prior to the time of determination.

“Capital Contribution” means the amount of money, and the fair market value of any property other than money, contributed or deemed contributed to the Class B Arrangement by a Beneficial Owner. Any amounts paid on the Closing Date by the purchaser of a Certificate shall be deemed to have been contributed to the Class B Arrangement.

“Cede & Co.” means Cede & Co., the nominee for DTC, and any successor nominee of DTC.

“Certificate Balance” means, with respect to the Class B-1 Certificates on the Closing Date, $61,500,000, and with respect to the Class B-2 Certificates on the Closing Date, $20,500,497, and in each case thereafter as adjusted from time to time as provided herein.

4860-2657-7007.8

“Certificate Purchase Agreement” means the Certificate Purchase Agreement by and between the Issuer and the Initial Purchaser, dated October 26, 2023.

“Certificates” means, collectively, the Class B-1 Certificates and the Class B-2 Certificates.

“Class B Arrangement” means the tax partnership Beneficial Owners created and established pursuant to this Trust Agreement.

“Class B-1 Certificate” means the Public Finance Authority’s Affordable Housing Multifamily Certificates Series 2023-1 Class B-1 Certificate evidencing an interest in the Portfolio Assets as provided herein, in the initial Certificate Balance of $61,500,000 and bearing CUSIP Number 74448AAA0.

“Class B-1 Rate” means 7.125% per annum.

“Class B-2 Certificate” means the Public Finance Authority’s Affordable Housing Multifamily Certificates Series 2023-1 Class B-2 Certificate evidencing an interest in the Portfolio Assets as provided herein, in the initial Certificate Balance of $20,500,497 and bearing CUSIP Number 74448AAB8.

“Closing Date” means November 1, 2023.

“Code” means the Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto), and the Treasury Regulations issued pursuant thereto.

“Control” (and the correlative terms “Controlling,” “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of outstanding securities, equity or other beneficial ownership interests, by contract or otherwise.

“Disposition” means, with respect to a Portfolio Asset, any sale, repayment, payment at maturity, redemption or other disposition of such Portfolio Asset, including any such action that results in the realization of gain or loss under applicable Code provisions.

“Disposition Gain” means (i) with respect to the Disposition of a Portfolio Asset, the excess (if any) of the amount realized from such Disposition over the U.S. federal income tax basis of the Class B Arrangement in such Portfolio Asset, (ii) with respect to a partial payment of Portfolio Asset Principal, the product of (A) the amount of such Portfolio Asset Principal payment and (B) the difference between 100% less the U.S. federal income tax basis of the Class B Arrangement in the portion of Portfolio Asset partially paid, expressed as a percentage, provided, if (B) is a negative number, the Disposition Gain shall be zero, (iii) with respect to a Mandatory Tender, the portion of the Purchase Price paid in connection with such Mandatory Tender pursuant to Section 4.03(c)(iii), or (iv) with respect to a payment of Portfolio Asset Premium, the amount of Portfolio Asset Premium received by the Trustee in respect of such Portfolio Asset.

4860-2657-7007.8

“Disposition Loss” means, with respect to the Disposition of a Portfolio Asset, the excess (if any) of (i) the U.S. federal income tax basis of the Class B Arrangement in such Portfolio Asset over (ii) the amount realized from such Disposition as determined under the Code.

“Distribution” means the amounts distributable, including Portfolio Asset Interest, Portfolio Asset Principal, Portfolio Asset Premium and any other amounts paid with respect to the Certificates on any Distribution Date, as set forth in Section 4.02.

“Distribution Account” means the segregated trust account established by the Trustee for the benefit of the Holders and Beneficial Owners as set forth in Section 4.01.

“Distribution Date” means the 25th day of each month or, if such 25th day is not a Business Day, then the next succeeding Business Day, beginning on the First Distribution Date; provided, however, that if such next succeeding Business Day is a day in the next succeeding calendar month, then, for purposes of the definition of Accrual Period, “Distribution Date” shall mean the original Distribution Date without the next succeeding Business Day convention.

“Distribution Date Statement” has the meaning set forth in Section 4.05.

“DTC” means The Depository Trust Company or its successors

“DTC Letter of Representations” means the Blanket Letter of Representations from the Issuer to DTC dated December 14, 2018.

“DTC Participant” means a member of, or participant in, DTC as provided in the rules and regulations of DTC.

“Electing Manager” means the manager or advisor of a RIC which is the Beneficial Owner and which has elected under Section 8.04 of Revenue Procedure 2003-84 to be responsible for collecting, retaining and providing the information as required thereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First Distribution Date” means December 25, 2023.

“Fiscal Year” means the fiscal year of the Class B Arrangement for financial accounting purposes and for federal, state and local income tax purposes or such shorter period for which income tax returns must be prepared. Such Fiscal Year shall be the calendar year, unless a different Fiscal Year is required by Section 706(b) of the Code.

“Holder” or “Certificateholder” means the Person in whose name a Certificate is registered as set forth in the Register, which for all book-entry Certificates initially shall be Cede & Co.

“Indemnification Agreement” means the Indemnification Agreement between the Sponsor, as indemnitor, and the Issuer, on behalf of itself and the Issuer Indemnified Parties.

“Initial Purchaser” means Jefferies LLC.

4860-2657-7007.8

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investor Letter” means an investor letter required pursuant to Section 2.06(c) and in the form attached hereto as Exhibit C.

“IRS” means the Internal Revenue Service.

“Issuer” means Public Finance Authority, a joint powers commission and a unit of government and body corporate and politic organized and existing under the laws of the State of Wisconsin, including any successors thereto.

“Issuer Documents” means this Trust Agreement, the Portfolio Purchase Agreement, the Certificate Purchase Agreement, the Administration Agreement, the Indemnification Agreement, the Resolution and any other agreement, certificate, contract, or instrument to be executed by the Issuer in connection with the issuance of the Certificates.

“Issuer Indemnified Party” or “Issuer Indemnified Parties” means, individually or collectively, as applicable, (i) the Issuer Sponsors, (ii) the Members, and (iii) each and all of the Issuer’s, the Issuer Sponsors’ and the Members’ respective past, present and future directors, board members, governing members, trustees, commissioners, elected or appointed officials, officers, employees, Authorized Signatories, attorneys, contractors, subcontractors, agents and advisers (including, without limitation, counsel and financial advisers), and each of their respective heirs, successors and assigns.

“Issuer Sponsor” means the National League of Cities, the National Association of Counties, the Wisconsin Counties Association, the League of Wisconsin Municipalities and any other Person identified by the Issuer as an organization sponsoring the Issuer.

“Issuer Unassigned Rights” means the rights of the Issuer expressly granted to the Issuer in this Trust Agreement and the other Issuer Documents to (a) inspect books and records, (b) give or receive notices, approvals, consents, requests, and other communications, (c) receive payment or reimbursement for costs and expenses, (d) receive payment of any fees, including attorneys’ fees, it is owed, (e) the benefit of all provisions providing the Issuer immunity from and limitation of liability, (f) indemnification from liability by the Sponsor, and (g) enforce, in its own name and on its own behalf, those provisions hereof and of any other document, instrument or agreement entered into with respect to the Certificates that provides generally for the enumerated rights or any similar rights of the Issuer or any Issuer Indemnified Party. For avoidance of doubt, the “Issuer Unassigned Rights” referenced in clauses (e), (f) and (g), above, shall include (but not be limited to) the rights of the Issuer Indemnified Parties to exculpation from liability and indemnification as provided in the Issuer Documents and the right of any such Issuer Indemnified Party to enforce such rights in his, her or its own name.

“Joint Exercise Agreement” has the meaning given in the Recitals.

“Loss” has the meaning included in the definition of “Profits” below.

“Majority B-1 Owners” means the Holders who own a majority of the voting rights of the Class B-1 Certificates as determined as set forth in Section 3.06.

4860-2657-7007.8

“Majority Owners” means the Holders who own a majority of the voting rights of the Certificates as determined as set forth in Section 3.06.

“Mandatory Tender” means the mandatory tender for purchase of Class B-1 Certificates pursuant to Section 4.03.

“Mandatory Tender Date” means the date on which Class B-1 Certificates are subject to Mandatory Tender.

“Maturity Date” has the meaning set forth in Section 9.02(a).

“Members” means the parties to the Joint Exercise Agreement and any political subdivision that has been designated in the past, or from time to time in the future is designated, as a member of the Issuer pursuant to the Joint Exercise Agreement.

“Monthly Closing Election” has the meaning set forth in Section 7.02(a)(i).

“Note” or “Notes” means the notes, promissory notes, or other securities evidencing the Bonds and bonds underlying the Portfolio Assets.

“Notice Party” and “Notice Parties” means the Issuer, the Trustee, the Administrator and the Holders.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Issuer, the Administrator, a Holder, a Beneficial Owner or the Trustee, which opinion is reasonably acceptable in form and substance to the Issuer.

“Permitted Investments” means any one or more of the following dollar-denominated investments which are exempt from federal income taxation: (i) commercial paper having a rating of no less than “A-1+”/“P-1” by S&P Global Ratings or Moody’s Investors Service, and (ii) money market funds having a rating of no less than “A-1+” by S&P Global Ratings.

“Person” means any individual, partnership, joint venture, corporation, trust, limited liability company, or unincorporated association, any other entity and any government or any department or agency thereof, whether acting in an individual, fiduciary or other capacity.

“PFA Certificates Data Room” means the web site which contains the offering documents for the Portfolio Assets and other related documents.

“Portfolio Asset Interest” means that portion of any Portfolio Asset Payment designated or attributable to Note interest pursuant to the terms of the related Portfolio Asset, whether received as scheduled, upon sale of a Portfolio Asset or otherwise.

“Portfolio Asset Payments” means all payments received by the Trustee pursuant to the Portfolio Assets, including payment of Portfolio Asset Principal, Portfolio Asset Interest and Portfolio Asset Premium, if any.

“Portfolio Asset Payment Date” means the fifteenth (15th) day of each calendar month.

4860-2657-7007.8

“Portfolio Asset Premium” means the amount of premium paid or payable under a Portfolio Asset, either received on a Note or otherwise, exclusive of Yield Maintenance.

“Portfolio Asset Principal” means that portion of any Portfolio Asset Payment designated or attributable to Note principal pursuant to the terms of the related Portfolio Asset, whether received as scheduled, upon sale of a Portfolio Asset or otherwise.

“Portfolio Assets” means the securities which the Sellers have sold and transferred (or caused to be sold and transferred) to the Issuer as set forth on Schedule I.

“Portfolio Purchase Agreement” means the Portfolio Purchase Agreement between the Issuer, the Sponsor and the Sellers dated and effective as of the Closing Date, related to the Portfolio Assets.

“Profits” and “Losses” means, for each Fiscal Year or other period, an amount equal to the Class B Arrangement’s taxable income or loss for such Fiscal Year or period determined by the Administrator in accordance with Section 703(a) of the Code, which, for this purpose, shall include all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code, with the following adjustments:

(a)
any income from the Portfolio Assets that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be added to such taxable income or loss;
(b)
any expenditures of the Class B Arrangement described in Section 705(a)(2)(B) of the Code or treated as such Section 705(a)(2)(B) expenditures pursuant to Section 1.704-1(b)(2)(iv)(i) of the Regulations and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be subtracted from such taxable income or loss;
(c)
Disposition Gains and Disposition Losses shall be excluded in computing Profits or Losses; and
(d)
any items of income and expense that are specially allocated pursuant to Section 8.02 shall be excluded from the calculation of Profits and Losses.

“Project” means a multi-family affordable housing property financed by a Bond.

“Purchase Price” shall have the meaning set forth in Section 4.03(c).

“Record Date” means, for each Distribution Date, the close of business on the Business Day preceding each Accrual Period.

“Register” means the registration books maintained by the Trustee pursuant to Section 3.02.;

“Regulations” or “Treasury Regulations” means the Treasury Regulations promulgated under the Code.

4860-2657-7007.8

“Regulatory Allocations” shall have the meaning set forth in Section 8.02(f).

“Resolution” means resolution number 23-37A of the Board of Directors of the Issuer adopted on July 19, 2023, authorizing the issuance, execution and delivery of the Certificates.

“RIC” means an investment company registered under the Investment Company Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Sellers” means ATAX TEBS II, LLC, ATAX TEBS III, LLC, and ATAX TEBS IV, LLC,

“Sponsor” means Greystone Housing Impact Investors LP.

“Termination Date” means the date on which the Trustee distributes the final amounts due with respect to the Portfolio Assets or the date determined as set forth in Section 9.03.

“Termination Event” has the meaning set forth in Section 9.02.

“Trust” means the trust created and evidenced by this Trust Agreement.

“Trust Agreement” means this Trust Agreement.

“Trust Documents” means this Trust Agreement, the Certificates, the Certificate Purchase Agreement, the Portfolio Purchase Agreement, the Administration Agreement, closing certificates, account agreements and other documents, agreements, instruments and certificates relating to any of the foregoing.

“Trust Estate” has the meaning set forth in granting clauses hereto.

“Trustee” means Wilmington Trust, National Association, not in its individual capacity but acting solely in its capacity as trustee hereunder, including its successors in interest.

“Trustee Fee” means the annual fee payable to the Trustee, in an amount equal to 0.03% of the outstanding aggregate principal balance of the Portfolio Assets.

“Yield Maintenance” means any yield maintenance payment, prepayment premium or other amount paid by an obligor in connection with the prepayment of an underlying Note or the redemption of the related Bond in excess of the unpaid balance of the Note.

Section 1.02.
Rules of Construction.
(a)
Accounting terms used, but not defined (or only partly defined) herein or in any certificate or other document made or delivered pursuant to this Trust Agreement shall have the respective meanings given to them under generally accepted accounting principles.
(b)
The definitions contained in this Trust Agreement are applicable to the singular as well as the plural, the past, the present, the future, the active and the passive

4860-2657-7007.8

forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.
(c)
Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.
(d)
The terms “herein,” “hereby,” “hereof” or “hereunder,” unless otherwise modified by more specific reference, shall refer to this Trust Agreement in its entirety as amended from time to time. Unless otherwise indicated in context, the terms “Article,” “Section,” “Schedule” or “Exhibit” shall refer to an Article or Section of, or Schedule or Exhibit to, this Trust Agreement. The headings of sections and paragraphs and the table of contents contained herein are provided for convenience only. They form no part of this Trust Agreement and shall not affect its construction or interpretation.
(e)
All references to a particular time of day shall be to New York, New York time.
(f)
If any action, notice, event or payment is to take place on any day, and such day is not a Business Day, then notwithstanding any other provision herein, such action, notice, event or payment shall take place on the next following Business Day.
ARTICLE II

DEPOSIT OF PORTFOLIO ASSETS, TAX MATTERS
Section 2.01.
Deposit of Portfolio Assets.
(a)
In order to provide for the payment of Distributions on the Certificates and the performance and observance of all the covenants and conditions herein, the Issuer deposits with, and assigns to the Trustee its rights with respect to, the Portfolio Assets, to the extent provided herein (excepting the Issuer Unassigned Rights).
(b)
The Trustee shall hold the Portfolio Assets, in trust, for the benefit of the Beneficial Owners upon the terms set forth herein, until such time as the Certificates have been paid in full and cancelled as set forth herein.
(c)
The deposit and assignment hereby made shall be valid and binding from and after the time of delivery of the Portfolio Assets by the Issuer to the Trustee under this Trust Agreement. Any Portfolio Asset, replacement therefor or proceeds thereof, subsequently received by the Issuer shall immediately be subject to this Trust Agreement and deposited hereunder and the obligation to perform the contractual provisions hereby made shall be valid and binding and prior to the claims of any and all parties having claims of any kind in tort, contract or otherwise against the Issuer irrespective of whether such parties have notice thereof.

4860-2657-7007.8

(d)
From and after the Closing Date, the Trustee acting in its capacity as trustee hereunder shall hold legal title to the Portfolio Assets, and the Certificates shall evidence equity interests in the Portfolio Assets, including the rights of the Holders and Beneficial Owners thereof to receive Distributions as set forth in the Certificates and herein. The Trustee may cause legal title to any part of the Portfolio Assets to be held by or in the name of the Trustee or any other person as nominee.
(e)
The Portfolio Assets and the remainder of the Portfolio Assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Trustee or any Person claiming through it, except as provided herein. The Trustee shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the Portfolio Assets to any Person, except as expressly permitted by the provisions of this Trust Agreement or as required by law. The Trustee is authorized and directed to deliver any instrument or document necessary to document or effectuate the transfer of the Portfolio Assets to the Trustee and to obtain delivery of all Portfolio Asset Payments to the Trustee for the benefit of the Beneficial Owners.
Section 2.02.
Actions, Consents and Voting with Respect to Portfolio Assets.
(a)
The Trustee shall forward to the Beneficial Owners, all notices, reports and communications it receives from the Administrator or that the Trustee otherwise receives with respect to any Portfolio Asset, Project or Note.
(b)
If (i) the Trustee is obligated to solicit the consent or request the approval of the Holders to certain actions pursuant to this Trust Agreement as set forth in Section 5.01(b), or (ii) the Holders act to remove, or appoint a successor to, the Trustee, then within five (5) Business Days of being informed of such request, requirement or action, the Trustee shall provide to the Holders, in a form prepared by the Administrator, notice thereof and a ballot to vote to consent or approve or deny the request or action with instructions to return such ballot to the Trustee within the time limit set forth for such notice. Any action or vote (unless this Trust Agreement specifically provides otherwise) shall be approved by the Majority Owners.
(c)
The Trustee shall notify the Holders of the results of the vote and any action taken.
(d)
The Trustee is not authorized to take any action as the nominal holder or owner of any of the Portfolio Assets, either alone or as part of a group of such Holders or owners of such Portfolio Assets, except as otherwise authorized by this Trust Agreement. The Trustee shall have no liability for any failure to act resulting from the late return of, or failure to return, any proxy sent by the Trustee to the Holders of the Certificates.
(e)
In taking any action at the direction of the Administrator or the Majority Owners, the Trustee shall be entitled to rely on a certification of such Beneficial Owner or Owners or a DTC Participant as to the Certificates beneficially owned by such party or parties.

4860-2657-7007.8

(f)
All ordinary course expenses related to obtaining approval and consents and voting as set forth in this Section 2.02 shall be paid by the Administrator, provided that the Administrator shall be entitled to reimbursement pursuant to Section 4.02(a)(iv) for any out of pocket expenses paid by it to obtain approvals or consents.
Section 2.03.
Limited Obligations.
(a)
THE CERTIFICATES ARE SPECIAL LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM THE TRUST ESTATE AND, EXCEPT FROM SUCH SOURCE, NONE OF THE ISSUER, ANY MEMBER, ANY ISSUER SPONSOR, ANY ISSUER INDEMNIFIED PARTY, THE STATE OF WISCONSIN OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF OR ANY POLITICAL SUBDIVISION APPROVING THE ISSUANCE OF THE CERTIFICATES SHALL BE OBLIGATED FOR THE PAYMENT OF DISTRIBUTIONS ON THE CERTIFICATES OR ANY COSTS INCIDENTAL THERETO, EXCEPT AS PROVIDED IN THIS TRUST AGREEMENT AND TO THE EXTENT OF THE TRUST ESTATE. THE CERTIFICATES ARE NOT A DEBT OF THE STATE OF WISCONSIN OR ANY MEMBER AND DO NOT, DIRECTLY, INDIRECTLY OR CONTINGENTLY, OBLIGATE, IN ANY MANNER, ANY MEMBER, THE STATE OF WISCONSIN OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF OR ANY POLITICAL SUBDIVISION APPROVING THE ISSUANCE OF THE CERTIFICATES TO LEVY ANY TAX OR TO MAKE ANY APPROPRIATION FOR THE PAYMENT OF THE DISTRIBUTIONS ON THE CERTIFICATES OR ANY COSTS INCIDENTAL THERETO. NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF ANY MEMBER, THE STATE OF WISCONSIN OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF OR ANY POLITICAL SUBDIVISION APPROVING THE ISSUANCE OF THE CERTIFICATES, NOR THE FAITH AND CREDIT OF THE ISSUER, ANY ISSUER SPONSOR OR ANY ISSUER INDEMNIFIED PARTY, SHALL BE PLEDGED TO THE PAYMENT OF THE DISTRIBUTIONS ON THE CERTIFICATES OR ANY COSTS INCIDENTAL THERETO. THE ISSUER HAS NO TAXING POWER.
(b)
NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF DISTRIBUTIONS ON THE CERTIFICATES AGAINST ANY ISSUER INDEMNIFIED PARTY, UNDER ANY RULE OF LAW OR EQUITY, STATUTE, OR CONSTITUTION OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR PENALTY OR OTHERWISE, AND ALL SUCH LIABILITY OF ANY SUCH PERSON, AS SUCH, IS HEREBY EXPRESSLY WAIVED AND RELEASED AS A CONDITION OF AND CONSIDERATION FOR THE EXECUTION AND ISSUANCE OF THE CERTIFICATES.
(c)
To the fullest extent permitted by law and except as provided herein, none of the Issuer, the Trustee or the Administrator shall have any personal liability for the Certificates, Distributions or any obligations of the Portfolio Assets or for any losses, claims, damages, liabilities or expenses of the Portfolio Assets. The Trustee shall not have any liability or obligation hereunder with respect to the Issuer, the Administrator, the

4860-2657-7007.8

Holders, the Beneficial Owners, or any other Person, except as otherwise expressly provided herein.
(d)
No Issuer Indemnified Party (including any Issuer Indemnified Party who executes any certificate in connection with the Certificates that restates or certifies as to the truth and accuracy thereof) shall be individually or personally liable for the breach by the Issuer of any representation or covenant contained in the document.
(e)
All Distributions made by the Trustee shall be made only from the income and proceeds of the Trust Estate to the extent available for distribution as set forth herein. Each Holder, by its acceptance of a Certificate, agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to it as provided herein and that the Issuer is not personally liable to any Holder or Beneficial Owner for any Distributions.
(f)
Nothing in the Certificates or in this Trust Agreement shall be considered or construed as pledging any funds or assets of the Issuer other than those deposited hereby or creating any liability of the Issuer Indemnified Parties.
Section 2.04.
Representations of the Issuer. As of the Closing Date, or such other date as is specified in this Section, the Issuer hereby represents to and for the benefit of the Trustee and the Beneficial Owners and as follows:
(a)
The Issuer is a joint powers commission under the Act, the “commission” under Section 66.0304 of the Wisconsin Statutes, and a unit of government and body corporate and politic organized and existing under the laws of the State of Wisconsin.
(b)
The Issuer has full power and authority under the Act to adopt the Resolution, to enter into and perform its obligations under the Issuer Documents and is duly authorized by the laws of the State of Wisconsin, particularly and without limitation the Act, to issue the Certificates, to execute, deliver and perform its obligations under this Trust Agreement and the other Issuer Documents and to deposit the Portfolio Assets in the manner and to the extent herein set forth.
(c)
The execution, delivery and performance of its obligations under this Trust Agreement by the Issuer do not and will not conflict in any material respect with or result in a material violation or a material breach of any Wisconsin Law or the terms, conditions or provisions of any restriction under any Wisconsin Law, contract, agreement or instrument to which the Issuer is now a party or by which the Issuer is bound, or constitute a default under any of the foregoing. All consents, approvals, authorizations and orders of governmental or regulatory authorities of the State of Wisconsin which are required to be obtained by the Issuer for the consummation of the transaction contemplated hereby have been obtained. No authority or proceedings for issuance of the Certificates or documents in connection therewith have been repealed, revoked or rescinded or superseded.
(d)
All actions required on its part to be performed for the issuance, sale and delivery of the Certificates and for the execution, delivery and performance of obligations

4860-2657-7007.8

by the Issuer of this Trust Agreement and the other Issuer Documents have been or will be taken duly and effectively.
(e)
To the knowledge of the Issuer, there is no action, suit or proceeding at law or in equity, pending or threatened against the Issuer to restrain or enjoin the issuance or sale of the Certificates or contesting the validity or affecting the power of the Issuer with respect to the issuance and sale of the Certificates or the documents or instruments executed by the Issuer in connection therewith or the existence of the Issuer.
(f)
Any certificate signed by the Authorized Signatory of the Issuer duly authorized by the by-laws of the Issuer shall be deemed a representation and warranty by the Issuer to the respective parties as to the statements made therein.
(g)
The Issuer has assigned and transferred all of the Issuer’s right, title and interest in the Portfolio Assets to the Trustee (except for the Issuer Unassigned Rights and as otherwise provided herein).
Section 2.05.
Tax Treatment.
(a)
Each Beneficial Owner is hereby deemed to acknowledge and agree that, absent a change in law or written request of a taxing authority, it will treat the Class B Arrangement as a partnership for federal, state and local income tax purposes and any other purpose that conforms to federal, state and local income tax law (but for no other purpose) and will treat itself as a partner therein.
(b)
Each Beneficial Owner of a Class B-1 Certificate shall be deemed to make a contribution to the capital of the Class B Arrangement on the Closing Date equal to the initial purchase price of the Class B-1 Certificates acquired by such Beneficial Owner. Each Beneficial Owner of a Class B-2 Certificate shall be deemed to make a contribution to the capital of the Class B Arrangement on the Closing Date equal to the fair market value of the Portfolio Assets reduced by the aggregate initial purchase price paid by the purchasers of the Class B-1 Certificates.
(c)
No Person is authorized to elect under Section 301.7701-3(c) of the Regulations or any applicable state or local law to have the Class B Arrangement classified as a corporation for U.S. federal income or state or local tax purposes. Each party hereto and each Beneficial Owner agrees not to make any such election.
Section 2.06.
Conditions to Closing. On the Closing Date, the Issuer shall deliver the Certificates to DTC for delivery to the Holders thereof, only upon satisfaction of the following requirements:
(a)
Portfolio Assets. The Sellers have sold and transferred (or caused to be sold and transferred) the Portfolio Assets to the Issuer.
(b)
Officer’s Certificate. The Issuer shall have delivered a certificate to the Trustee, upon which the Trustee may conclusively rely, dated the Closing Date, to the effect that:

4860-2657-7007.8

(i)
it is not in breach of any covenant under this Trust Agreement or any other Trust Document to which it is a party, and
(ii)
the representations made in Section 2.04 are true and correct as of the Closing Date.
(c)
Investor Letter. The Trustee shall have received an Investor Letter, in the form attached hereto as Exhibit C, from each initial purchaser of a Certificate.
(d)
Documents. There shall have been delivered to the Trustee:
(i)
a fully executed copy of this Trust Agreement;
(ii)
a fully executed copy of the Portfolio Purchase Agreement;
(iii)
a fully executed copy of the Certificate Purchase Agreement; and
(iv)
a certified copy of the Resolution.
(e)
Opinions of Counsel. There shall have been delivered to the Trustee (i) an Opinion of Counsel with respect to certain tax matters, (ii) an Opinion of Counsel with respect to securities law matters, and (iii) such other documents, certificates and opinions, as the Trustee or the Initial Purchaser may require.
(f)
DTC. The Issuer shall have delivered a fully executed counterpart of the DTC Letter of Representations.
ARTICLE III

CERTIFICATES
Section 3.01.
Authorization and Issuance of Certificates. The Portfolio Assets are held hereunder for the purpose of making Distributions on the Issuer’s “Public Finance Authority Affordable Housing Multifamily Certificates Series 2023,” which shall be issued in two Classes, “Class B‑1” and “Class B-2.” The amount of Certificates that may be issued under this Trust Agreement is limited to the Certificate Balance of the Certificates.
(a)
Holders of Certificates will be entitled to receive Distributions of Portfolio Asset Principal, Portfolio Asset Interest and Portfolio Asset Premium as set forth in Section 4.02. The Certificates shall not bear interest at a stated rate; provided, however, that Holders of the Class B-1 Certificates shall be entitled to Distributions of interest solely from payments in respect of Portfolio Asset Interest pursuant to Section 4.02(a)(ii) and (iii).
(b)
The Certificates shall be executed in the name and on behalf of the Issuer by an Authorized Signatory by his or her manual or facsimile signature. In case any such Authorized Signatory of the Issuer whose signature or whose facsimile signature shall appear on the Certificates shall cease to be an Authorized Signatory before the

4860-2657-7007.8

authentication of such Certificates, such signature or the facsimile thereof shall nevertheless be valid and sufficient for all purposes as if he or she had remained in office as an Authorized Signatory of the Issuer until authentication; and any Certificate may be signed on behalf of the Issuer by such Persons as are at the time of execution of such Certificate proper officers or representatives of the Issuer, even though at the date of this Trust Agreement, such Person was not such an officer or representative.
(c)
The Certificates shall be issued in Authorized Denominations and contain an authentication certificate substantially in the form appended to the form of the Certificate attached hereto as Exhibit A. No Certificate shall be valid or obligatory for any purpose, unless the authentication certificate has been executed by the Trustee and such certificate of the Trustee upon any Certificate shall be conclusive evidence and the only competent evidence that such Certificate has been authenticated and delivered hereunder. The authentication certificate shall be deemed to have been duly executed if manually or electronically signed by an authorized signatory of the Trustee, but it shall not be necessary that the same authorized signatory sign the authentication certificate on all of the Certificates issued hereunder. The Certificates in the aggregate shall represent the entire ownership interest in the Portfolio Assets.
Section 3.02.
Registration, Transfer and Exchange of Certificates.
(a)
The interests of the Beneficial Owners in the Portfolio Assets shall be evidenced solely by the Certificates, registered in book-entry form through the offices of DTC. The Certificates of each Class will be assigned a CUSIP number.
(b)
The Trustee shall keep the Register for the registration and transfer of Certificates and shall make the Register available at all reasonable times for inspection by the Issuer, the Administrator, the Beneficial Owners and their agents and representatives. The Trustee shall provide to the Issuer, the Administrator or the Beneficial Owners, upon written request, an accurate copy of the names and addresses of the Holders set forth on the Register. Each Holder and Beneficial Owner, by purchasing and holding a Certificate, is deemed to have agreed not to hold the Issuer, the Administrator or the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.
(c)
The transfer of any definitive Certificate may be registered only upon the Register upon surrender thereof to the Trustee, together with:
(i)
an assignment, substantially in the form included with the form of the Certificate attached hereto as Exhibit A, duly executed by the Holder or such Holder’s attorney or legal representative;
(ii)
an IRS Form W-9 or applicable IRS Form W-8 (including in each case any successor form), or other tax form as may be reasonably requested by the Trustee to the extent necessary to comply with applicable U.S. withholding or tax reporting requirements;

4860-2657-7007.8

(iii)
the transferee’s name and contact information (with a copy delivered to the Administrator, which shall be used for the purposes set forth in Section 5.01(e)); and
(iv)
(iv) instructions to the Trustee regarding how payments should be delivered to the transferee.
(d)
Upon any such registration of transfer, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for such definitive Certificate a new registered definitive Certificate or Certificates of the applicable Class, registered in the name of the transferee, of any denomination or denominations authorized by this Trust Agreement in the aggregate Certificate Balance equal to the Certificate Balance of such definitive Certificate surrendered or exchanged.
(e)
In all cases in which Certificates shall be exchanged or the transfer of Certificates shall be registered hereunder, the Issuer shall execute and the Trustee shall authenticate and deliver, at the earliest practicable time, Certificates in accordance with the provisions herein. All Certificates surrendered in any such exchange or registration of transfer shall forthwith be canceled by the Trustee. No service charge shall be made for any registration, transfer or exchange of Certificates, but the Trustee may require the transferor to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.
(f)
Notwithstanding anything to the contrary in this Trust Agreement, there shall be no registration of or registration of transfer of a Certificate except to (i) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or (ii) or an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of the Securities Act.
(g)
Each Holder or Beneficial Owner, by its purchase of a Certificate, shall be deemed to represent and warrant that that it is not, and for so long as it holds any beneficial interest in any Certificate will not be (x) an “employee benefit plan” as defined in and subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) any “plan” as defined in and subject to Section 4975 of the Code, or (iii) any entity any of the assets of which are (or are deemed for purposes of ERISA or Section 4975 of the Code to be) “plan assets” (within the meaning of Department of Labor Regulation § 2510.3-101, as modified by Section 3(42) of ERISA, or otherwise) of any such “employee benefit plan” or “plan”, (y) a governmental, church or foreign plan that is subject to any federal, state, local or foreign laws that are substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), or (z) an entity any of the assets of which are (or are deemed for purposes of Similar Law to be) plan assets of any such governmental, church or foreign plan.
Section 3.03.
Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its reasonable satisfaction of the destruction, loss or theft of the Certificate, and (b) there is delivered to the Trustee such security or indemnity as may be reasonably required by it to save it harmless, then, in the absence of notice to the Trustee that the Certificate has been acquired by a protected

4860-2657-7007.8

purchaser, the Issuer shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate, of like Class, tenor and Certificate Balance, but bearing a separate identification number. Upon the issuance of any new Certificate under this Section, the Trustee may require that the Holder requesting such action pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of the Certificate and any other reasonable expenses (including the reasonable fees and expenses of the Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section shall evidence all of the same rights as the original Certificate.
Section 3.04.
Persons Deemed Holders. The Person in whose name a Certificate is registered in the Register on the Record Date shall be deemed and regarded as the absolute owner of the Certificate for all Distributions to be made, the delivery of all notices, filings, other communications and information and for all other purposes, except as may otherwise be expressly provided herein, and none of the Issuer, the Trustee or any agent of any of them shall be affected by notice to the contrary.
Section 3.05.
Book-Entry Only for Certificates.
(a)
All Certificates shall be issued and registered in book-entry form through DTC and, except as otherwise requested by DTC, there shall be one global Certificate for each Class of Certificates. Each Certificate issued in book-entry form shall initially be registered in the name of Cede & Co., provided that Cede & Co. may register the transfer of such Certificates to another nominee for DTC. All payments on the Certificates shall be made in the manner provided in DTC’s rules and operational arrangements. Notwithstanding any other provisions herein, the Issuer and the Trustee shall comply with all rules and operational arrangements of DTC, as such rules and operational arrangements change from time to time, and the exercise of any rights hereunder must be made in accordance with DTC’s rules and operational arrangements, as such rules and operational arrangements change from time to time.
(b)
[Reserved].
(c)
Neither the Issuer nor the Trustee shall be liable to any Person, including any DTC Participant and any Person claiming any interest in any Certificate under or through DTC or any DTC Participant, for any action or failure to act or delay in action by DTC or any DTC Participant. In particular, neither the Issuer nor the Trustee shall have any obligation with respect to the following: (i) the accuracy of any records maintained by DTC or any DTC Participant; (ii) the payment by DTC or any DTC Participant of any amount in respect of any Certificate; (iii) the delivery of any notice or other communication that is permitted or required to be given to the Beneficial Owners hereunder through DTC or that is permitted or required to be given under the DTC Letter of Representations; (iv) the failure of DTC to effect any transfer; (v) the selection by DTC or any DTC Participant of any Person to receive payment in the event of a partial payment of any Certificate; or (vi) any consent given by DTC as Holder.

4860-2657-7007.8

Except as otherwise provided herein, so long as any Certificates are registered in the name of DTC or its nominee, the Issuer and the Trustee may treat DTC as, and deem DTC to be, the absolute owner of such Certificates for all purposes whatsoever, including, without limitation, the payment of Distributions to Holders of the Certificates, the delivery or receipt of notices of payment and other matters with respect to the Certificates and the selection of Certificates for payment.

(d)
DTC shall be responsible for transmitting information and payments to DTC Participants, who shall be responsible for transmitting such information and payments to indirect DTC Participants, if applicable, and the Beneficial Owners.
(e)
Any requirements of surrender of Certificates herein shall be inapplicable if contrary to the rules and operational procedures of DTC, or if DTC and the Trustee agree to waive them, and an appropriate notation shall instead be made on the related Certificate then in the possession of DTC or its nominee.
(f)
If DTC gives notice to the Issuer (a copy of which notice shall be provided by the Issuer on the date of receipt to the Trustee) or the Trustee pursuant to DTC’s rules and operational procedures that it will discontinue providing its services as securities depository with respect to Certificates, the Issuer shall, in consultation with the Administrator, either appoint a successor securities depository or terminate the book-entry system for such Certificates. The Issuer shall give the Trustee notice of such appointment or termination at least thirty (30) Business Days prior to the effective date of such appointment or termination.
(i)
Any successor securities depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Exchange Act and must enter into an agreement with the Issuer agreeing to act as the depository and clearing agency for all of the Certificates. After such agreement has become effective, DTC shall present such Certificates for registration of transfer in accordance with Section 3.02, and the Trustee shall register them in the name of the successor securities depository or its nominee.
(ii)
If the Issuer elects to terminate the book-entry system, then, after the effective date of such termination, upon presentation of the Certificates held in book-entry form, or any of them, by DTC or its nominee to the Trustee for registration of transfer in accordance with Section 3.02, the Trustee shall register the transfer in accordance with such Section 3.02, and all provisions of Sections 3.05(a) through 3.05(f) shall immediately cease to be in effect.
(g)
Upon the appointment of a successor securities depository or receipt by the Trustee of notice from the Issuer of termination of the book-entry system, the Trustee shall, at least one Business Day prior to the effective date of such appointment or termination, give notice of such event to the Holders, which notice shall include either (i) the name and address of the successor securities depository or (ii) a statement that certificated Certificates may now be obtained by Beneficial Owners of the affected Certificates, or their nominees, upon proper instructions being given to DTC by the relevant DTC Participant

4860-2657-7007.8

and compliance by DTC with the provisions of this Trust Agreement regarding registration of transfers.
(h)
The Issuer and the Trustee may enter into an amendment hereof in accordance with Section 10.02 to make such changes as may be necessary or appropriate if Certificates will not be held by DTC or its nominee.
Section 3.06.
Consent of Majority Owners. If the consent or approval of the Holders is required hereunder, then votes shall be allocated as follows:
(a)
A Holder of Certificates will be entitled to one (1) vote for each $1.00 of Certificate Balance then owned by such Holder.
(b)
The Holders of a majority of the total amount of votes of all of the Holders under section (a) above shall constitute the “Majority Owners”.
(c)
The Trustee shall calculate the votes.
ARTICLE IV

DISTRIBUTION ACCOUNT; DISTRIBUTIONS;
CERTAIN DUTIES OF TRUSTEE
Section 4.01.
Distribution Account. On or prior to the Closing Date, the Trustee shall establish the Distribution Account. The Trustee shall deposit all Portfolio Asset Payments, together with all proceeds from the sale, Mandatory Tender or other disposition of the Portfolio Assets, Yield Maintenance, and any other moneys it receives, in the Distribution Account. All amounts in the Distribution Account and the earnings on the investment of such amounts shall be invested by the Trustee, at the written direction of the Administrator, only in Permitted Investments, so that such Permitted Investments may be liquidated to make the payments to be made on each Distribution Date. Absent such written direction, such amounts shall be held uninvested. Earnings on amounts on deposit in the Distribution Account shall be treated and distributed as if such earnings were Portfolio Asset Interest.
Section 4.02.
Distributions.
(a)
Priority of Distributions. On each Distribution Date, the Trustee shall make Distributions from amounts on deposit in the Distribution Account and any earnings on the Distribution Account (except amounts on deposit for the purposes set forth in Section 4.03, which amounts shall be applied as set forth in Section 4.03), according to the following priority, each priority being fully paid before proceeds are used to pay any lower priority and no payment being made on any priority if the proceeds have been exhausted in the payment of higher priorities:
(i)
from payments in respect of Portfolio Asset Interest, to the Trustee an amount equal to one-twelfth (1/12) of the Trustee Fee;

4860-2657-7007.8

(ii)
from payments in respect of Portfolio Asset Interest, to the Holders of the Class B-1 Certificates, an amount equal to the product of the Class B-1 Rate and the Class B-1 Certificate Balance calculated on a 30/360-day basis for the preceding Accrual Period;
(iii)
to the Holders Class B-1 Certificates, any accrued distributions in respect of Portfolio Asset Interest for any prior Distribution Date which remain unpaid;
(iv)
to the Class B-1 Holders all payments of Portfolio Asset Principal to reduce the Class B-1 Certificate Balance until the Class B-1 Certificate Balance is zero;
(v)
from payments in respect of Portfolio Asset Interest, to the Administrator (A) an amount equal to one-twelfth (1/12) of the Administrator Fee, and (B) any amounts payable to the Administrator as set forth in Section 2.02(f);
(vi)
from payments in respect of Disposition Gain (other than any such payments of Disposition Gain consisting of Portfolio Asset Premium), pro rata to the Holders of the Class B-1 Certificates and the Class B-2 Certificates; and
(vii)
all remaining Portfolio Asset Payments, to the Holders of the Class B-2 Certificates.
(b)
Additional Provisions with Respect to Distributions.
(i)
Distributions on the Certificates will be calculated on a 30/360 basis (i.e., assuming that a year consists of 12 months of 30 days each). With respect to the First Distribution Date, the Trustee Fee and the Administrator Fee shall be prorated for the number of days in the Accrual Period.
(ii)
Distributions shall be in $0.01 increments.
(iii)
In the event that the Distribution Account includes Portfolio Asset Premium and all Distributions due on the Class B-1 Certificates have not been made, the Trustee shall distribute such Portfolio Asset Premium to the Class B-1 Holders until the Class B-1 Holders have received all Distributions due on the Class B-1 Certificates.
(iv)
A Holder is not required to present its Certificate to the Trustee to receive any Distribution, other than in connection with the final payment of such Certificate.
(v)
Once the Certificate Balance of any class of Certificates is reduced to zero, the Trustee has paid all accrued but unpaid Distribution in respect of Portfolio Asset Interest pursuant to this Section, such Class of Certificates shall be canceled and shall no longer be outstanding.
Section 4.03.
[Reserved].

4860-2657-7007.8

Section 4.04.
Compliance with Withholding Requirements. All cash payments to the Holders hereunder shall be made without deduction for any taxes, charges, levies or withholdings, except to the extent, if any, that such amounts are required to be withheld under the laws, rules and regulations of the United States of America and any other applicable taxing authority. Notwithstanding any other provision of this Trust Agreement, the Trustee shall comply with all U.S. federal income tax withholding requirements with respect to Distributions. The consent of the Holder shall not be required for any such withholding, except that no withholding shall be made to the extent that a Holder presents to the Trustee a form evidencing the entitlement to elimination or reduction of such withholding. In the event the Trustee withholds any amount from a Beneficial Owner pursuant to withholding requirements, the amount so withheld shall be treated as having been distributed to such Beneficial Owner for all purposes of this Trust Agreement and the Trustee shall provide such Beneficial Owner with IRS-required withholding reports when due.
Section 4.05.
Distribution Date Statements. On each Distribution Date, the Trustee will deliver a Distribution Date Statement to the Holders, unless Certificates are registered to Cede & Co., and the Administrator. The Distribution Date Statement shall set forth, with respect to such Distribution Date:
(a)
the Certificate Balances of the Class B-1 Certificates and the Class B-2 Certificates, before and after Distributions of Portfolio Asset Principal;
(b)
Distributions of Portfolio Asset Principal made to Certificateholders on such Distribution Date;
(c)
Distributions of Portfolio Asset Interest made to Certificateholders on such Distribution Date;
(d)
Distributions of Portfolio Asset Premium made to Certificateholders on such Distribution Date;
(e)
the aggregate unpaid principal balance of the Portfolio Assets as of the related Record Date; and
(f)
the Administrative Fees paid by the Trustee since the prior Distribution Date.
ARTICLE V

THE ADMINISTRATOR
Section 5.01.
Appointment and General Authority.
(a)
Pursuant to the Administration Agreement, the Issuer has appointed Greystone Housing Impact Investors LP to act as the initial Administrator for the Portfolio Assets and perform the obligations of the Administrator as set forth therein and herein and to serve as Directing Certificateholder with respect to the Portfolio Assets (as described in the offering documents for each series of the Portfolio Assets).

4860-2657-7007.8

(b)
Pursuant to the Administration Agreement, the Administrator shall have authority to give any directions and take all actions with respect to both the Portfolio Assets and the Bonds, either directly or by directing the Trustee to take certain actions, provided that the Administrator shall not have authority to (i) act without the written consent of the Issuer, if the action would adversely affect the Issuer, (ii) without the unanimous consent of the Holders of all Certificates, if the action would result in any of the conditions set forth in Section 10.02(b)(i)-(v), or (iii) if the action would result in (A) a change in the tax status of distributions of interest to the Certificateholders or interest payments to be made on the Portfolio Assets, (B) reduce the Class B-1 Certificate Balance without providing for payment equal to the reduction of the Certificate Balance or (C) reduce the distributions to be made on the Class B-1 Certificates.
(c)
Promptly following its receipt of the Distribution Date Statement from the Trustee, the Administrator shall make such statement available to the Beneficial Owners by posting a copy to the PFA Certificates Data Room.
(d)
The Administrator shall, in accordance with the Administration Agreement and using the information it receives pursuant to Section 3.02(c)(iii), maintain a register of transfers of Class B-1 Certificates to monitor that no transfer would cause the number of Class B-1 Certificateholders to exceed one hundred (100).
(e)
The Administrator shall also post, if and when received from the servicers of the Portfolio Assets, ongoing reporting on the Bonds underlying the Portfolio Assets and the related Projects which will not occur more often than quarterly.
(f)
The Administrator shall make the determination set forth in, and in the time required under, Section 9.02(c).
Section 5.02.
Replacement of Administrator. The Issuer hereby directs the Trustee to, upon the occurrence of any of the conditions set forth below, replace the Administrator and appoint a successor Administrator, without any further action by the Issuer hereunder.
(a)
In the event that the Holder of the Class B-2 Certificates directs the Trustee to appoint a replacement Administrator by sending a written request to the Trustee setting forth the name of the successor Administrator and the date of the proposed termination and engagement of the successor Administrator. The Trustee shall notify the Issuer and the Class B-1 Certificateholders of such replacement, and the Issuer and the successor Administrator shall enter into a new Administration Agreement. The successor Administrator shall assume the obligations hereunder pursuant to such Administration Agreement.

4860-2657-7007.8

ARTICLE VI

THE TRUSTEE
Section 6.01.
Appointment and General Authority.
(a)
The Issuer appoints Wilmington Trust, National Association to act as the initial Trustee pursuant to this Trust Agreement and to perform the duties set forth herein. By its signature below, the Trustee accepts such appointment and further agrees to act as disbursing agent in connection with the issuance of the Certificates, accepting funds and paying such funds as set forth herein.
(b)
The Trustee acting in its capacity as trustee under this Trust Agreement shall not engage in any activities other than in connection with, or relating to, the following and other than those required or authorized herein. Notwithstanding anything contained herein to the contrary, the Issuer, the Holders and the Beneficial Owners shall not direct the Trustee to consummate any act that would cause an Adverse Tax Event.
(c)
The Trustee may engage in the following activities:
(i)
enter into, execute and deliver the Trust Documents and any other document, agreement, instrument or certificate relating to any of the foregoing or necessary or appropriate in connection therewith;
(ii)
enter into, execute and deliver documents, certificates, instruments and agreements necessary for or related to the transfer and deposit of the Portfolio Assets to the Trustee, including, without limitation, any security instruments, if applicable;
(iii)
hold, administer and dispose of the Portfolio Assets, including establishing such accounts on its records in its discretion as it may deem desirable or appropriate for the deposit and disbursement of any moneys delivered to it hereunder, subject to the terms and conditions set forth herein;
(iv)
authenticate and deliver the Certificates pursuant to the terms hereof;
(v)
take such action as is necessary or as is directed by the Issuer or the Holders to maintain and conserve the interest of the Trustee and the Beneficial Owners in the Portfolio Assets, which action shall include pursuing such actions as are necessary to realize on any security interest or other interest securing the Portfolio Assets or any portion thereof;
(vi)
hold, conserve, protect and distribute the Portfolio Assets, including moneys received by the Trustee with respect to the Portfolio Assets; and
(vii)
engage in any activities that are necessary, suitable or convenient to accomplish the foregoing or effectuate the terms of the Certificates or this Trust Agreement.

4860-2657-7007.8

(d)
Notwithstanding anything herein to the contrary, the Trustee on behalf of the Issuer and the Beneficial Owners is neither authorized nor empowered to engage in any activity other than exercising its rights, powers and authority and performing its obligations in accordance with the express provisions herein. Unless expressly provided herein or as required by law, the Trustee has no authority to (i) sell, assign, transfer, pledge, set off, otherwise encumber or dispose of any of the Portfolio Assets, (ii) make any investment other than as directed herein, (iii) act in any way as to vary the Portfolio Assets or the terms of the Certificates, (iv) incur any indebtedness for borrowed money or merge, convert or consolidate with any other Person, or (v) commingle the funds or assets deposited in the Distribution Account with those of any other Person.
(e)
The Trustee has no responsibility for the accuracy, sufficiency or contents of this Trust Agreement or the validity or enforceability of such agreements with respect to or against any Person other than the Trustee.
(f)
The Issuer directs the Trustee to execute and deliver all agreements to which the Trustee is a party.
(g)
The Issuer directs the Trustee that it may accept copies, telecopies, facsimiles, electronic files and other reproductions of original executed documents, and such documents shall be deemed authentic and valid counterparts of such original documents for all purposes, including the filing of any claim, action or suit in the appropriate court of law. A manually signed original signature that is sent in the form of a facsimile or sent via the Internet as a portable document format, pdf or other replicating image attached to an electronic mail or Internet message shall be as valid as an original signature of such party and shall be effective to bind such party.
Section 6.02.
General Duties. It shall be the duty of the Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Trust Agreement and the Trust Documents in the interest of the Beneficial Owners, subject to the terms and in accordance with the provisions of such agreements. The Trustee shall keep such books and records with respect to the Portfolio Assets and the Certificates (including, without limitation, the Register) and make such books and records available for inspection by the Issuer, the Administrator and the Beneficial Owners at reasonable times upon prior notice to the Trustee.
Section 6.03.
No Duties Except as Specified in Trust Agreement; Directions or Instructions. The Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, sell, dispose of or otherwise deal with any part of the Portfolio Assets, or to otherwise take or refrain from taking any action under, or in connection with, this Trust Agreement or any document contemplated herein or any other agreement to which the Trustee in its capacity as trustee hereunder is a party, except as expressly provided herein. No implied duties or obligations shall be read into this Trust Agreement against or on the part of the Trustee.
Section 6.04.
Trust Administration—No Action. The Trustee shall take no action as the nominal holder or owner of the Portfolio Assets or any other part of the Portfolio Assets, either alone or as part of a group of owners, except as set forth herein.

4860-2657-7007.8

Section 6.05.
Limitation of Liability. The Trustee shall not be personally answerable, liable or accountable in its individual capacity under any circumstances, except for its own willful misconduct or gross negligence of the duties involved in the conduct of its offices hereunder. Subject to the foregoing, and not by way of limitation:
(a)
under no circumstances shall the Trustee be personally liable hereunder for Distributions on the Certificates;
(b)
the Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Trust Agreement or the due execution by the other parties hereto, or for or in respect of the validity or sufficiency of the Trust Documents, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Holder, other than as expressly provided for herein;
(c)
the Trustee shall not be personally liable for the payment of any tax imposed on the Portfolio Assets or amounts that are includable in the U.S. federal gross income of the Beneficial Owners;
(d)
the Trustee shall not be liable to the Issuer or the Holders with respect to any action taken or omitted to be taken by it in accordance with the direction or instructions of the Issuer or the Administrator, as provided herein, unless the Trustee acted with gross negligence or willful misconduct;
(e)
the Trustee shall have no responsibility with respect to any information, statement or recital in this Trust Agreement, in any offering memorandum or other disclosure material prepared or distributed with respect to the Certificates; and
(f)
the Trustee shall not be under any obligation to institute, conduct or defend any litigation under this Trust Agreement, any Trust Document or otherwise in relation hereto at the request, order or direction of any Person unless such Person shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee therein or thereby.
Section 6.06.
Representations and Warranties of Trustee. The Trustee hereby represents and warrants for the benefit of the Issuer and the Beneficial Owners and the Holders that:
(a)
the Trustee is a national banking association duly organized and validly existing in good standing under the laws of the jurisdiction of its creation, with all requisite corporate power and authority and all material franchises, grants, authorizations, consents, orders and approvals from all governmental authorities necessary under applicable laws to execute, deliver and perform its obligations hereunder and the other Trust Documents to which it is a party;
(b)
the Trustee has the corporate power and authority to execute, deliver and perform this Trust Agreement, and the execution of the Certificates by the Trustee pursuant to this Trust Agreement is within the corporate power of the Trustee and has been duly authorized by all necessary corporate action on the part of the Trustee;

4860-2657-7007.8

(c)
no consent, approval, authorization or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required by or for the Trustee, in its individual capacity and in its capacity as Trustee, as the case may be, in connection with, (i) the execution, delivery and performance by the Trustee of this Trust Agreement and the other Trust Documents to which it is a party, (ii) the authentication and delivery of the Certificates by the Trustee pursuant to this Trust Agreement, or (iii) the performance of the trusts by the Trustee or the consummation by the Trustee of the transactions contemplated hereby;
(d)
to the Trustee’s best knowledge, and without due inquiry, there are no proceedings or investigations pending or threatened against the Trustee before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trustee or its properties (i) asserting the invalidity of this Trust Agreement and the other Trust Documents to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated hereby or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Trust Agreement and the other Trust Documents to which it is a party; and
(e)
each of this Trust Agreement and the other Trust Documents to which it is a party has been executed and delivered by its authorized officers who are duly authorized to execute and deliver such document in such capacity on its behalf and constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity.
Section 6.07.
Reliance; Advice of Counsel; Other Protections.
(a)
The Trustee may rely, and shall be protected from any liability to anyone in acting or refraining to act, upon any signature, instrument, notice, telephonic instruction, resolution, request, consent, order, certificate, report, opinion, bond, note or other document or paper reasonably believed by it to have been genuine and signed or presented by the proper party or parties. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president and by the treasurer or the secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.
(b)
The Trustee shall not be personally liable in its exercise or administration of the trusts and powers hereunder and in the performance of its duties and obligations hereunder; the Trustee may consult with counsel or certified public accountants to be selected with due care and employed by it; and the Trustee shall not be liable for any action

4860-2657-7007.8

taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement, in accordance with the advice or opinion of any such counsel with respect to legal matters or such accountants with respect to financial accounting matters.
(c)
The Trustee:
(i)
shall not be under any duty to monitor or investigate compliance by any Person under or with respect to compliance with or performance under the Trust Documents or to verify or investigate the accuracy or contents of any certificate or report delivered to the Trustee hereunder or thereunder;
(ii)
shall be entitled to assume the due authority and genuineness of any signature appearing on any instrument or document it may receive;
(iii)
shall not be liable for any action taken in good faith and reasonably believed by it to be within the powers conferred upon it, so long as it is not negligent in ascertaining the pertinent facts, and shall not be liable for action taken (or forbearance from action) by it pursuant to direction or instruction given by a party authorized or permitted by the terms hereof to direct the Trustee, or omitted to be taken by it by reason of a lack of direction or instruction required hereby for such action;
(iv)
shall not be liable for any action taken or not taken in good faith in reliance upon a certificate of an Authorized Signatory of the Issuer or an Opinion of Counsel delivered to the Trustee upon request;
(v)
shall in no event be liable for the application or misapplication of funds by any other Person or for the acts or omissions of any other Person;
(vi)
shall not be charged with knowledge or notice of any matter except the failure of the payments required to be made to the Trustee hereunder or the failure by the Issuer, the Administrator or any other Person to file with it any documents specifically required by this Trust Agreement, unless an officer of the Trustee with responsibility for administration of this Trust Agreement has actual notice thereof or the Trustee shall be notified in writing of such default by the Issuer, the Administrator or the Majority Owners;
(vii)
may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care;
(viii)
shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance or exercise of any of its duties, rights or powers hereunder or under any Trust Document if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against

4860-2657-7007.8

such risk or liability is not reasonably assured or provided to it (as Trustee and in its individual capacity);
(ix)
shall not be liable in its individual capacity and its capacity as Trustee for (A) special, consequential or punitive damages, however styled, including, without limitation, lost profits or (B) the acts or omissions of any nominee or any correspondent chosen with due care, or any clearing agency or securities depository through which it holds the Portfolio Assets;
(x)
shall not be responsible or liable for its failure to perform under this Trust Agreement or for any losses to the Portfolio Assets resulting from any event beyond the reasonable control of the Trustee, its agents or subcustodians, including but not limited to nationalization, strikes, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Portfolio Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; epidemics or pandemics; or acts of God; or any other similar event; provided that such failure is not also a result of its own gross negligence or willful misconduct; and
(xi)
shall not be required to take any action under this Trust Agreement or any Trust Document if it shall reasonably determine that such action is otherwise contrary to applicable law.
(d)
The Trustee shall be entitled to the rights provided therefor in the indemnification provided to it by the Sponsor (the “Trustee Indemnitor”) pursuant to that certain Indemnification Agreement dated as of the Closing Date by and between the Trustee Indemnitor and the Trustee.
(e)
The grant of any permissive right or power to the Trustee hereunder shall not be construed to impose a mandatory duty to act and the Trustee shall not be under any obligation to exercise any such permissive rights or powers vested in it by this Trust Agreement unless the Person directing the Trustee to exercise such right or power in such regard shall have offered to the Trustee security or indemnity reasonably satisfactory to it.
Section 6.08.
Not Acting in Individual Capacity. In accepting its appointment as Trustee hereunder, the Trustee acts solely on behalf of the Trust as trustee and not in its individual capacity, and all Persons having any claim against the Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.
Section 6.09.
Compensation and Expenses. The Trustee shall be entitled to receive the Trustee Fee at the times and in the amounts set forth in Sections 4.02(a)(i) and 9.03(c)(i). The

4860-2657-7007.8

Trustee is not authorized to deduct any amounts due to it from the amounts received by it, other than as set forth in Sections 4.02(a)(i) and 9.03(c)(i).
Section 6.10.
Resignation, Discharge or Removal of Trustee; Successor.
(a)
The Trustee or any successor may either resign or be replaced, in either case, at any time without cause upon 30 days’ prior written notice by (i) the Trustee to the Holders and the Issuer or (ii) the Issuer or the Majority Owners to the Trustee and the Issuer or the Holders, as applicable. In the event of the resignation or removal of the Trustee, the Issuer will, at the direction of the Majority Owners, appoint by written instrument a successor within 30 days of the resignation or removal. If the Issuer has not appointed a successor within 30 days of the resignation or removal, the Trustee being removed or resigning, the Administrator or any Beneficial Owner may, at the expense of the party making the request, apply to any court of competent jurisdiction in the United States to appoint a successor. Notwithstanding anything herein to the contrary, the resignation or removal of the Trustee shall be effective only upon the acceptance of such appointment by a successor meeting the requirements specified herein.
(b)
The Trustee hereunder shall at all times be a banking corporation or a national banking association with trust powers organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $75,000,000, with an investment grade credit rating and subject to supervision or examination by federal or state authority. The Trustee may not be the Sponsor, any one of the Sellers or any affiliate thereof. If such banking corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
(c)
Any successor Trustee, however appointed, shall execute and deliver to the Trustee being removed or resigning an instrument accepting such appointment, and thereupon the resignation or removal of the prior Trustee shall become effective and the appointment of such successor Trustee shall become effective without further act, deed or conveyance and such successor Trustee shall become fully vested with all the estates, properties, rights, powers, duties, trusts and obligations of the prior Trustee with like effect as if originally named as Trustee herein. Upon the written request of such successor, the Trustee being removed or resigning shall execute and deliver one or more instruments transferring all or any portion of the Portfolio Assets to such successor and shall deliver and pay over to such successor all moneys or other property then held by it. Any right of the Issuer, the Holders or Beneficial Owners against the Trustee being removed or resigning, in its individual capacity, shall not be prejudiced by the appointment of any successor and shall survive the termination of this Trust Agreement.
(d)
Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the

4860-2657-7007.8

Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Issuer, the Holders and the Administrator.
Section 6.11.
Trustee May Enforce Claims without Possession of Certificates. All rights of action and claims under this Trust Agreement may be prosecuted and enforced by the Trustee with or without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity hereunder in equity or at law or otherwise for the enforcement of any legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of its respective rights and the rights of the Holders and Beneficial Owners. Any recovery of a judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Beneficial Owners in respect of which such judgment has been recovered.
ARTICLE VII

TAX MATTERS
Section 7.01.
Responsibilities for Tax Matters.
(a)
The Administrator will perform, or cause to be performed, on behalf of the Issuer all reporting and other tax compliance duties that are required by the IRS or any state or local taxing authority, including making the elections set forth in Section 7.02.
(b)
The Administrator will timely file all tax returns required under the Code and under the laws of any state or municipality. The Administrator has sole discretion to make such elections and agreements as it deems necessary and such elections and agreements will be binding on the Holders and Beneficial Owners.
(c)
The Beneficial Owners of the Class B-2 Certificates shall hold the Administrator harmless from any action taken pursuant to this Trust Agreement, except to the extent such action was the result of gross negligence or willful misconduct. The provisions of this Section will survive the termination of this Trust Agreement, the termination of any Holder as a Holder of a Certificate or a Beneficial Owner’s sale or disposition of its interest in any Certificates, and such provisions will remain binding on the Beneficial Owners and Holders for the period of time necessary to resolve with the IRS any and all federal income tax matters relating to the Class B Arrangement that are subject to Code Sections 6221 through 6233.
(d)
Neither the Issuer nor the Trustee shall have any responsibilities whatsoever with respect to the filing of returns for the tax treatment of the Class B Arrangement or for

4860-2657-7007.8

any other tax-related matters relating to the Portfolio Assets other than to execute applicable tax-related documents upon the request of the Administrator.
Section 7.02.
Election under Revenue Procedure 2003-84.
(a)
The Election.
(i)
(i) On behalf of the Class B Arrangement and in accordance with the Administration Agreement, the Administrator shall make an election (the “Monthly Closing Election”) under Revenue Procedure 2003-84 effective as of the Closing Date. This election is binding on all present and future Beneficial Owners, and each Beneficial Owner, by acceptance of its Certificate or interest therein, is deemed to consent to this election.
(ii)
Prior to the Closing Date, the Class B Arrangement shall not have any income-producing assets and shall not earn any income. The Class B Arrangement shall not file a tax return for the period prior to the Closing Date.
(iii)
The Class B Arrangement shall not (and no Person is authorized on behalf of the Class B Arrangement to) elect for the Class B Arrangement to be an association taxable as a corporation for federal income tax purposes or make an election under Section 761(a) of the Code for the Class B Arrangement to be excluded from the application of all or part of the provisions of Subchapter K of Chapter 1 of the Code.
(iv)
For federal income tax and applicable state and local franchise and income tax purposes and the maintenance of Capital Accounts, including the deemed closing of the books related to the Class B Arrangement at the end of each calendar month under Section 1.706-1(c)(2) of the Regulations that is required by Section 6 of Revenue Procedure 2003-84, after giving effect to the special allocations set forth in Section 8.02, tax-exempt income, taxable income, gain, loss, deductions and credits shall be allocated as follows:
(A)
Interest income on the Portfolio Assets for any period shall be allocated to each Beneficial Owner of a Certificate in the amount of the Distributions of interest income made to such Beneficial Owner;
(B)
Disposition Gain recognized on the sale or redemption of any Portfolio Assets will be allocated to each Beneficial Owner of a Certificate in the amount of the Distributions of Disposition Gain made to such Beneficial Owner;
(C)
Disposition Loss will be allocated 100% to the Beneficial Owners to the extent of the payment;
(D)
Unrecognized loss on any in-kind distribution of any Portfolio Assets shall be allocated to the Beneficial Owners in a manner that reflects their respective interests in the Class B Arrangement, their shares of the

4860-2657-7007.8

Portfolio Assets distributed, and the effects on their respective interests of such distribution (taking account of all facts and circumstances);
(E)
All expenses of the Class B Arrangement (including for this purpose all Portfolio Asset Premium) shall be allocated to the Beneficial Owners to the extent that such Beneficial Owners economically bear such expenses; and
(F)
To the extent that the initial purchase price paid by a Beneficial Owner included accrued distributions thereon, any amount distributed to such Beneficial Owner on the first Distribution Date after payment of such amounts shall be deemed a return of such accrued distributions up to the amount thereof;
(v)
All allocations set forth above are intended to be made in accordance with Section 704(b) of the Code. If allocation of the tax-exempt income, taxable income, gain, loss, deductions and credits related to the Class B Arrangement as provided above would not be in accordance with Section 704(b) of the Code, then allocations shall be made in a manner that is in accordance with Section 704(b) of the Code. If the Administrator believes in its sole judgment that such other allocations are required by applicable law or regulations, it shall promptly give written notice to the Holders of the Certificates and the Beneficial Owners (or, in the case of Certificates held by an RIC with respect to which an election is in place for an Electing Manager, the Administrator shall give written notice to such Electing Manager).
(b)
Limitations on Activities and Income and Expense. Notwithstanding anything herein to the contrary:
(i)
The Issuer shall not deliver any Portfolio Asset to the Trustee for inclusion in the Portfolio Assets unless it has been advised by the Administrator that the Portfolio Asset will not cause less than 95% of the Class B Arrangement’s gross income (for this purpose, including the gross amount of interest income that is excluded from gross income) to be (or reasonably expected to be) from:
(A)
interest on tax-exempt obligations as defined in Section 1275(a)(3) of the Code and Section 1.1275-1(e) of the Regulations;
(B)
exempt-interest dividends as defined in Section 852(b)(5) of the Code that are paid by a RIC; and
(C)
gain from the sale, redemption or other disposition of assets generating the income described in clauses (A) and (B) above, and income from the temporary investment (for a period of no greater than seven months) of the proceeds of the disposition, but only if the assets that are sold, redeemed or disposed of are original assets of the Class B Arrangement. For this purpose, an asset is an original asset of the Class B Arrangement if the asset is contributed to the Class B Arrangement or is

4860-2657-7007.8

acquired with capital contributed to the Class B Arrangement (and not with the proceeds of the sale, redemption or other disposition of a Portfolio Asset).
(ii)
The Class B Arrangement shall distribute (or make payments of expenses with) the proceeds of any of the Portfolio Assets that are sold, redeemed or disposed of and shall not reinvest such proceeds other than as permitted and in any event shall not reinvest such proceeds other than for a temporary period (not exceeding seven months) (i) prior to distribution (or payment) in investments having a remaining maturity of less than seven months and maturing on or before the next Distribution Date (or date when expenses are expected to be paid) or (ii) pursuant to a reinvestment in a fund commonly known as a tax-exempt money market fund (very generally, an RIC that seeks to maintain a stable net asset value per share of $1.00 and pay solely exempt-interest dividends as defined in Section 852(b)(5) of the Code), but nothing in this sentence implies that any such right to reinvest exists. The Trustee may assume that amounts treated for federal income tax purposes as exempt interest for which an Opinion of Counsel was rendered satisfy the requirement of clause (A) of this Section until it has received notice from its tax advisors or the Administrator to the contrary.
(iii)
The Class B Arrangement shall not incur any liability or expense if doing so would prevent substantially all of the Class B Arrangement’s expenses and deductions from being properly allocable to:
(A)
producing, collecting, managing, protecting and conserving the income described in Section 7.02(b)(i)(A), (B) or (C) above;
(B)
acquiring, managing, conserving, maintaining or disposing of property held for the production of the income described in Section 7.02(b)(i)(A), (B) or (C) above; and
(C)
servicing the equity in the Portfolio Assets.

The Administrative Fees comply with Section 7.02(b)(ii). Furthermore, for purposes of this subsection (b)(ii), the costs of collecting, managing, computing and supplying the information required under Revenue Procedure 2003-84 to be provided to the IRS and to the Beneficial Owners shall not be taken into account.

(c)
Initial Filing.
(i)
In connection with its formation, the Administrator and its accountants or attorneys are authorized and directed to obtain an employer identification number for the Class B Arrangement. Each Beneficial Owner of a Certificate, by acceptance of its Certificate or Beneficial Interest therein, is deemed to consent to the foregoing.
(ii)
The Administrator shall provide for the preparation and filing of an abbreviated Form 1065 for the first taxable year following the Closing Date and/or

4860-2657-7007.8

such other forms as it deems appropriate as soon as reasonably possible after the Closing Date but in no event later than the date that the partnership income tax return for that taxable year would ordinarily be due. Each Beneficial Owner of a Certificate, by acceptance of its Certificate or Beneficial Interest therein, is deemed to consent to the foregoing and to authorize the filing of the Form 1065. Copies of the Form 1065 will be made available to Beneficial Owners upon request.
(iii)
If the Administrator determines that the Class B Arrangement is unable to make the Monthly Closing Election for any reason, then the Administrator is instructed to file all tax returns on behalf of the Class B Arrangement, at its own expense, and each Beneficial Owner of a Certificate by acceptance of its Certificate or Beneficial Interest therein, is deemed to consent to the foregoing and to authorize the filing of such returns.
(d)
Information Reporting and Record Retention.
(i)
The Administrator shall, on behalf of the Class B Arrangement, within 45 days of a request by the IRS or a Beneficial Owner of a Certificate, make available all of the information necessary to compute such Beneficial Owner’s monthly tax-exempt income, taxable income, gain, loss, deductions or credits, including sufficient information for such Beneficial Owner to determine the portion of the tax-exempt interest that may be subject to the alternative minimum tax and information regarding such Beneficial Owner’s share of any premium amortization under Section 171 of the Code, any market or original issue discount, and capital gain or loss. The Administrator shall not charge any fee to the IRS or a Beneficial Owner of a Certificate for providing the information required to be provided by this paragraph. If any Beneficial Owner of a Certificate specifically requests any other information for any tax-reporting reason, however, the Administrator may charge such Beneficial Owner (but not the IRS) a reasonable fee (disclosed to the Beneficial Owner in advance) for providing any such information. The Trustee shall not be responsible for any expenses, fees or costs incurred by third parties with respect to information reporting.
(ii)
Except in the case of an RIC with respect to which an Electing Manager has elected under Section 8.04 of Revenue Procedure 2003-84 to be responsible for collecting, retaining and providing to the IRS the beneficial ownership information otherwise required to be collected, retained and provided to the IRS, each Beneficial Owner of a Certificate or Beneficial Owner on whose behalf another Person holds an interest in a Certificate as a nominee shall, and by its acceptance of its Certificate or any interest therein is deemed to agree to, notify the Administrator on behalf of the Class B Arrangement of its beneficial ownership of a Certificate and provide the Administrator on behalf of the Class B Arrangement all information as required by Section 8.04 of Revenue Procedure 2003-84 substantially contemporaneously with, or immediately following, the acquisition of any Certificate. No particular format is required for such notice; provided, however, that such notice must be in writing, by fax, email or other similar electronic

4860-2657-7007.8

communication medium and in a format reasonably satisfactory to the Administrator.
(iii)
Each Electing Manager shall, and by notifying the Trustee of its election is deemed to agree to, collect, retain and provide to the IRS or the Trustee the information required to be collected, retained and provided to the IRS or the Trustee as required under Revenue Procedure 2003-84. In addition, each Electing Manager shall (or shall cause one of its agents to) notify the Administrator of the names, Class, CUSIP numbers or other identifying information and amounts of Certificates that are owned or have been owned by all of the RICs that it manages or advises (A) either (1) substantially contemporaneously with, or immediately following, the acquisition of any Certificate or (2) otherwise, at least quarterly; and (B) within 15 calendar days of a request for such information if the IRS (or an RIC that such Electing Manager manages) has requested such information from the Trustee or the Administrator. No particular format is required for such notice; provided, however, that such notice must be in writing, by fax, email or other similar electronic communication medium and in a format reasonably satisfactory to the Administrator.
(iv)
The Trustee and Administrator shall retain sufficient records, including records regarding the legal and beneficial ownership of Certificates provided to them by Beneficial Owners and by Electing Managers, to comply with reporting obligations under Revenue Procedure 2003-84.
(e)
Allocations. With respect to any Certificates transferred during an Accrual Period, all items allocated between the Beneficial Owners of the transferred Certificates will be credited or charged, as the case may be, to their respective Capital Accounts pursuant to provisions of Section 706 of the Code so as to allocate items in a manner as if the Trustee had paid the Distributions which had accrued through the date of such transfer.
(f)
Reporting. Each Beneficial Owner of a Certificate agrees to directly report income, gain, loss and deduction with respect to its ownership interest in the Portfolio Assets in a manner consistent with this Section.
ARTICLE VIII

PROFITS AND LOSSES; CAPITAL ACCOUNTS
Section 8.01.
Capital Accounts.
(a)
The Administrator shall establish for each Beneficial Owner a Capital Account to be maintained and adjusted as set forth herein, which shall control (pursuant to Article IX) the division of the assets of the Class B Arrangement upon a Termination Event. Each such Capital Account shall be increased by (i) the amount of all Capital Contributions made or deemed made by such Beneficial Owner, and (ii) the distributive share of Profits and Disposition Gains of such Beneficial Owner and all items in the nature of income or gain specially allocated to such Beneficial Owner pursuant to this Article VIII, and shall

4860-2657-7007.8

be decreased by (x) the amount of any cash and the fair market value of any noncash assets distributed to such Beneficial Owner, and (y) the distributive share of Losses and Disposition Losses of such Beneficial Owner and all items in the nature of trust expenses or losses that are allocated to such Beneficial Owner pursuant to this Article VIII.
(b)
Immediately before a Distribution to any Beneficial Owner of Portfolio Asset Principal, the Capital Account of each Beneficial Owner shall be credited or debited, as appropriate, with (i) such Beneficial Owner’s share of Profits, Disposition Gains, Losses, Disposition Losses and income or expense that has not yet been credited or debited and that would be allocated to each such Beneficial Owner and (ii) such Beneficial Owner’s portion of any Disposition Gain or Disposition Loss that would be realized if any of the Portfolio Assets to be distributed to Beneficial Owners in such Distribution were sold at such time at their fair market values.
(c)
A transferee of a Beneficial Interest shall succeed to the Capital Account of its transferor to the extent it relates to the interest transferred.
(d)
The foregoing provisions and the other provisions of this Trust Agreement relating to the maintenance of Capital Accounts are intended to comply with Section 1.704-1(b) of the Regulations and shall be interpreted and applied in a manner consistent therewith. In the event that the Administrator determines that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, the Administrator shall make such modification, provided that such modification will not have a material effect on the amounts distributable to any Holder pursuant to Article IV or IX.
Section 8.02.
Special Allocations.
(a)
Notwithstanding anything to the contrary contained in this Article VIII, no allocation of a loss or deduction shall be made to a Beneficial Owner to the extent such allocation would cause or increase an Adjusted Capital Account Deficit with respect to such Beneficial Owner. In the event that any Beneficial Owner unexpectedly receives adjustments, allocations or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) of the Regulations, items of Trust income and gain shall be specially allocated to each such Beneficial Owner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Beneficial Owner as quickly as possible. This Section 8.02(a) is intended to constitute a “qualified income offset” within the meaning of Section 1.704-1(b)(2)(ii)(d)(3) of the Regulations.
(b)
Notwithstanding anything to the contrary contained in this Article VIII, if there is a net decrease in “partnership minimum gain” within the meaning of Section 1.704-2(d)(1) of the Regulations during any Fiscal Year, each Beneficial Owner who has a share of the partnership minimum gain shall be specially allocated items of Trust income and gain in an amount equal to such Beneficial Owner’s share of the net decrease in partnership minimum gain, subject to any modifications deemed appropriate by the Administrator to comply with the minimum gain chargeback requirement of Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith. This Section 8.02(b) is

4860-2657-7007.8

intended to comply with the “minimum gain chargeback” requirement of Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.
(c)
Notwithstanding anything to the contrary contained in this Article VIII, except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, if there is a net decrease in “partner nonrecourse debt minimum gain” within the meaning of Section 1.704-2(i)(3) of the Regulations attributable to “partner nonrecourse debt” within the meaning of Section 1.704-2(b)(4) of the Regulations during any Fiscal Year, each Beneficial Owner who has a share of the partnership nonrecourse debt minimum gain attributable to such partner nonrecourse debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Trust income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Beneficial Owner’s share of the net decrease in partner nonrecourse debt minimum gain attributable to such partner nonrecourse debt, determined in accordance with Section 1.704-2(i)(4) of the Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Beneficial Owner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Regulations. This subsection is intended to comply with the “partner minimum gain chargeback” requirement of Section 1.704-2(i)(4) of the Regulations and shall be interpreted consistently therewith.
(d)
To the extent an adjustment to the adjusted tax basis of any assets pursuant to Section 734(b) of the Code or Section 743(b) of the Code is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts of each of the Beneficial Owners shall be treated as an item of gain (if the adjustment increases the basis of the Portfolio Assets) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Beneficial Owners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.
(e)
Notwithstanding anything to the contrary contained in this Article VIII, any “partner nonrecourse deductions” within the meaning of Section 1.704-2(i)(2) of the Regulations shall be allocated to the Beneficial Owner bearing the economic risk of loss for the related debt, in the manner required by Section 1.704-2(i)(1) of the Regulations.
(f)
The allocations set forth in Sections 8.02(a), (b), (c), (d) and (e) (collectively, the “Regulatory Allocations”) are intended to comply with certain requirements of Section 1.704-1(b) of the Regulations. By its purchase of a Certificate, each Beneficial Owner shall be deemed to have acknowledged that the Regulatory Allocations made pursuant to this Section 8.02 may not be consistent with the manner in which the Beneficial Owners intend to divide the Distributions. The Regulatory Allocations shall be taken into account in computing subsequent allocations pursuant to this Article VIII, so that the net amount of any items so allocated and the Profits, Disposition Gains, Losses, Disposition Losses and any other item allocated to each Beneficial Owner pursuant to this Article VIII shall, to the extent possible, be equal to the net amount that would have been allocated to each such

4860-2657-7007.8

Beneficial Owner pursuant to the provisions of this Article VIII if such allocations had not occurred.
(g)
If a Beneficial Owner has a deficit balance in its Capital Account following the liquidation of its interest in the Portfolio Assets represented by its Certificate (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all Fiscal Years, including the year during which such liquidation occurs), such Beneficial Owner shall not restore the amount of such deficit balance to the Class B Arrangement, and such Beneficial Owner shall have no obligation by reason of having a deficit balance in its Capital Account to make any payment to any other Holder of a Certificate or to any other person in the Class B Arrangement.
Section 8.03.
Tax Allocations; Code Section 704(b).
(a)
For federal income tax and applicable state and local franchise and income tax purposes and the maintenance of Capital Accounts, including the deemed closing of the books related to the Class B Arrangement at the end of each calendar month under Section 1.706-1(c)(2) of the Regulations that is required by Section 6 of Revenue Procedure 2003-84, after giving effect to the special allocations set forth in Section 8.02, tax-exempt income, taxable income, gain, loss, deductions and credits shall be allocated as follows:
(i)
Interest income on the Portfolio Assets for any period shall be allocated to each Beneficial Owner of a Certificate in the amount of the Distributions of interest income made to such Beneficial Owner;
(ii)
Disposition Gain recognized on the sale or redemption of any Portfolio Assets will be allocated to each Beneficial Owner of a Certificate in the amount of the Distributions of Disposition Gain made to such Beneficial Owner;
(iii)
Disposition Loss will be allocated 100% to the Beneficial Owners to the extent of the payment;
(iv)
Unrecognized loss on any in-kind distribution of any Portfolio Assets shall be allocated to the Beneficial Owners in a manner that reflects their respective interests in the Class B Arrangement, their shares of the Portfolio Assets distributed, and the effects on their respective interests of such distribution (taking account of all facts and circumstances);
(v)
All expenses of the Class B Arrangement (including for this purpose all amortized Portfolio Asset Premium) shall be allocated to the Beneficial Owners to the extent that such Beneficial Owners economically bear such expenses; and
(vi)
To the extent that the initial purchase price paid by a Beneficial Owner included accrued distributions thereon, any amount distributed to such Beneficial Owner on the first Distribution Date after payment of such amounts shall be deemed a return of such accrued distributions up to the amount thereof.

4860-2657-7007.8

(b)
All allocations set forth above are intended to be made in accordance with Section 704(b) of the Code. If allocation of the tax-exempt income, taxable income, gains, losses, deductions and credits related to the Class B Arrangement as provided above would not be in accordance with Section 704(b) of the Code, then allocations shall be made in a manner that is in accordance with Section 704(b) of the Code. If the Administrator believes in its sole judgment that such other allocations are required by applicable law or regulations, it shall promptly give written notice to the Holders of the Certificates and the Beneficial Owners (or, in the case of Certificates held by an RIC with respect to which an election is in place for an Electing Manager, the Administrator shall give written notice to such Electing Manager).
(c)
Any elections or other decisions relating to such allocations shall be made by the Administrator in any manner that reasonably reflects the purpose and intention of this Trust Agreement. Allocations pursuant to this Article VIII are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Beneficial Owner’s Capital Account or share of Profits, Disposition Gains, Losses, Disposition Losses, other items or distributions pursuant to any provision of this Trust Agreement. The intent of the tax allocation provisions in this Article VIII is to allocate tax-related items of income, expense, gain and loss in a manner so as to result in tax accounts of the Beneficial Owners being equal to their Capital Account Balances upon liquidation of their interests in the Class B Arrangement, and the Administrator shall allocate tax items pursuant to this Article VIII in accordance with this intent. The Administrator’s decisions in this regard shall be binding on Beneficial Owners, absent manifest error, and the Trustee shall not be liable for following the instructions of the Administrator pursuant to this Article.
Section 8.04.
Allocations among Beneficial Owners. Except as otherwise provided in Section 8.03, all amounts allocated to Beneficial Owners shall be allocated among them in accordance with the cash distributions made to such Beneficial Owners. Subject to applicable Regulations, all items of income, gain, expense or loss that are allocated pursuant to this Article VIII for a Fiscal Year allocable to any Certificates that have been transferred during such year shall be allocated between the transferor and the transferee based on an interim closing of the books related to the Class B Arrangement.
Section 8.05.
Allocation of Expenses. Notwithstanding anything else herein to the contrary and subject to the limitations set forth in Section 7.02(b)(ii), no expense relating to the formation or operation of the Class B Arrangement may be allocated to any Beneficial Owner that does not bear the economic burden of such expense. If any such attempted allocation is not permitted by the preceding sentence, such expense shall instead be allocated to the Beneficial Owners that bear the economic burden of such expense.

4860-2657-7007.8

ARTICLE IX

TERM AND TERMINATION OF THIS TRUST AGREEMENT
Section 9.01.
Term.
(a)
This Trust Agreement shall take effect on the Closing Date and all obligations of the parties hereunder shall cease and terminate on the Termination Date. The Trustee shall notify (in the form set forth in Exhibit B hereto) the Holders of the Termination Date as set forth in Section 9.02(a) and that the Holders are required to surrender their Certificates to the Trustee to receive the final Distribution.
(b)
Notwithstanding any other provisions of this Article, this Trust Agreement will terminate upon the Trustee’s distribution of the last amount distributable with respect to the Portfolio Assets as the result of the full payment, satisfaction or discharge of the Portfolio Assets. Upon the Holder’s surrender of its Certificates and the Trustee’s distribution of all amounts due on the Portfolio Assets, the Trustee is authorized to and shall cancel the Certificates and this Trust Agreement will terminate.
(c)
Notwithstanding the termination of this Trust Agreement, (i) the Trustee shall continue to distribute to the Holders (as of the Termination Date) all notices otherwise required hereunder and (ii) the Administrator shall continue to fulfill its obligations as set forth herein with respect to any notices from, or actions by, the IRS.
Section 9.02.
Termination Event. Each of the following is a “Termination Event”:
(a)
the distribution by the Trustee of the last amount received with respect to the Portfolio Assets as the result of the full payment, satisfaction, liquidation, sale or discharge of the Portfolio Assets (the “Maturity Date”);
(b)
written notice shall have been received by the Trustee from the Sponsor, the Certificate Administrator or any Holder that there exist reasonable grounds, based on an Opinion of Counsel, for the belief that (A) registration of the arrangement established pursuant to this Trust Agreement is required under the Investment Company Act, or (B) the Certificates have been sold in violation of the Securities Act;
(c)
upon any transfer of Certificates which, if effective, would result in beneficial ownership of the Certificates by more than 100 persons (as determined under relevant principles of the Code related to classification of the Class B Arrangement as a “publicly traded partnership” taxable as a corporation);
(d)
for any reason, Distributions on the Class B-1 Certificates are not made on the Distribution Date on which they are due, in whole or in part, and such failure continues for 30 calendar days and the Majority B-1 Owners direct the Trustee to declare a Termination Event; or
(e)
at any time on or after October 1, 2029 at the option of the Class B-2 Holders.

4860-2657-7007.8

Section 9.03.
Termination of Trust Agreement.
(a)
Upon the occurrence of a Termination Event (other than an event described in Section 9.02(a)), and subject to the provisions of subsection (b) below, the Administrator shall select the Termination Date, which shall be the Business Day which is no more than fifteen (15) Business Days after the date on which the written notice described in Section 9.02(b), (c), (d) or (e) is delivered to the Trustee, and shall provide written notice of the same to the Trustee and the Issuer. The Trustee shall provide written notice to the Holders of the Certificates (in the form set forth in Exhibit B hereto), which shall state (i) that a Termination Event has occurred, (ii) the Termination Date, (iii) the amount of such final payment and (iv) any record date applicable to such Termination Date.
(b)
Upon the occurrence of a Termination Event described in Section 9.02(b) or (c), the Administrator shall appoint a qualified third party (the “Sales Agent”), to cause the sale of the Portfolio Assets for settlement on or prior to the Termination Date and shall notify the Trustee as to the terms of the sale. If all of the Portfolio Assets have not been sold by the second Business Day preceding the Termination Date, the Trustee will notify the Holders that the Portfolio Assets have not been sold and the Termination Date will occur three (3) Business Days following the execution of an agreement for the sale of all of the Portfolio Assets. Upon such sale, the Trustee shall notify the Holders in writing of the sale and the Termination Date.
(c)
On the Termination Date, at the direction of the Sales Agent, Trustee shall deliver the Portfolio Assets to the purchaser thereof in exchange for the purchase price, net of any fees payable to the Sales Agent, and shall distribute the sale proceeds and any amounts remaining in the Distribution Account according to the following priority, and each priority being fully paid before proceeds are used to pay any lower priority and no payment being made on any priority if the proceeds have been exhausted in the payment of higher priorities:
(i)
from payments in respect of interest received on the Portfolio Assets,
(A)
to the Trustee, any Trustee Fees that are due and owing and to the Sales Agent, if any, all fees due to the Sales Agent;
(B)
to the Class B-1 Holders, an amount equal to the product of the Certificate Balance of the Class B-1 Certificates and the Class B-1 Rate, together with any previously accrued but unpaid distributions of Portfolio Asset Interest due the Class B-1 Holders;
(C)
to the Administrator, any Administrator Fee that is due and owing;
(D)
to the Holders of the Class B-2 Certificates, any remaining payments in respect of interest received on the Portfolio Assets;
(ii)
from payments in respect of Portfolio Asset Principal and Disposition Gain received on the Portfolio Assets,

4860-2657-7007.8

(A)
to the Class B-1 Holders until the Class B-1 Certificate Balance is reduced to zero;
(B)
to the Class B-1 Holders and Class B-2 Holders pro rata based on their Certificate Balances as of the immediately preceding Business Day, the Disposition Gain, if any, remaining after the payment of the Class B-1 Certificate Balance; and
(C)
to the Class B-2 Holders, any amounts remaining.

(d)
Failure to deliver Certificates upon payment as set forth herein upon the occurrence of a Termination Event described in Section 9.02 shall not prevent the payment of such Certificates, and such Certificates shall be deemed paid and no longer outstanding whether or not delivered to the Trustee, and all distributions shall cease to accrue for all Holders on the Termination Date. If any of the Certificateholders have not surrendered their Certificates for cancellation within six (6) months after the Termination Date, the Trustee shall give a written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after such notice all the Certificates shall not have been surrendered for cancellation, the Issuer may take steps in accordance with its customary business practices, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Trust Agreement. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall hold such amounts for the benefit of such Certificateholders until the earlier of: (i) the termination of the Trustee under this Trust Agreement and the transfer of such amounts to a successor trustee or (ii) the termination of this Trust Agreement and distribution of such amounts to the Certificateholders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder’s failure to surrender its related Certificate(s) for final payment thereof in accordance with this Section 9.03.
(e)
Upon the completion of payments and deliveries required by this Section, the Trustee shall cancel the Certificates.
(f)
The Trustee may, and when required by the provisions of this Trust Agreement shall, execute instruments to release the Portfolio Assets, including the Portfolio Assets, from this Trust Agreement, or convey the Trustee’s interest in the same, in a manner and under circumstances that are consistent with the provisions set forth herein. No party relying upon an instrument executed by the Trustee shall be bound to ascertain the Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

4860-2657-7007.8

ARTICLE X

MISCELLANEOUS
Section 10.01.
Further Assurances. The Issuer (subject to Section 10.22), the Trustee, the Administrator and each Holder shall cooperate fully with each other in order to carry out promptly and fully the terms and provisions set forth herein. Each party hereto shall take such action and deliver such instruments to any other party hereto or to the Issuer, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required to confirm or perfect any transaction described or contemplated herein.
Section 10.02.
Amendment.
(a)
Except as set forth in subsection (b) below, the Issuer and the Trustee may amend this Trust Agreement at any time, without the consent of any of the Holders of the Certificates, for purposes of (i) obtaining or maintaining any rating on the Certificates by a nationally recognized statistical rating agency, (ii) providing for a qualified securities depository to replace DTC or another securities depository, (iii) ensuring compliance with Section 704 of the Code, Section 1.704 of the Regulations or Revenue Procedure 2003-84 (including any amendment or successor thereto) and (iv) curing any formal defect, omission, inconsistency or ambiguity if, in the case of clause (iii) or this clause (iv), the Administrator and the Trustee have received an Opinion of Counsel that such amendment will not adversely affect the interests of any Holders of Certificates.
(b)
The Issuer and the Trustee may amend this Trust Agreement for any reason not permitted pursuant to subsection (a) above, at any time, with the consent of the Majority Owners, provided, however, that, the unanimous consent of the Holders of all Certificates is required for any amendment that would (i) result in a change in the tax status of Distributions of Portfolio Asset Interest or interest payments on the Bonds, (ii) result in a reduction of the Certificate Balance of any Class of the Certificates without providing for payment in full thereof, (iii) result in a reduction in Distributions to be made on any Class of the Certificates, (iv) change the definition of “Distribution Date” or (v) amend this Section 10.02.
(c)
No amendment pursuant to this Section shall become effective if such amendment adversely affects the Issuer or the Trustee without the written consent of the Issuer or the Trustee, as applicable.
(d)
No amendment pursuant to this Section shall become effective until the party proposing the amendment has provided the Trustee with both:
(i)
if the Certificates are rated, a confirmation or statement from each rating agency then rating the Certificates that any rating on the Certificates will not be lowered or withdrawn as a result of the proposed amendment; and
(ii)
an Opinion of Counsel, acceptable in form and substance to the Administrator, from counsel nationally recognized as competent in matters relating to the U.S. federal income taxation of organizations such as the Class B

4860-2657-7007.8

Arrangement and securities laws to the effect that such amendment (A) will not result in an Adverse Tax Event and (B) will not cause the Class B Arrangement to either (x) be required to register under the Investment Company Act or (y) be exempt from registration solely due to the exceptions contained in Section 3(c)(1) or 3(c)(7) of the Investment Company Act.
(e)
It shall not be necessary for the consent of the relevant Holders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Holders or Beneficial Owners provided for in this Trust Agreement) and of evidencing the authorization of the execution of consent by the Majority Owners shall be subject to such reasonable requirements as the Administrator may prescribe.
(f)
The Administrator may provide the Trustee with updated Schedules I and II in the event (i) any Portfolio Assets are prepaid, redeemed or sold or (ii) any of the terms of the Portfolio Assets set forth on Schedule I are changed or amended. Such updated Schedules shall apply and be binding upon the Trustee, the Issuer, the Holders and the Beneficial Owners without their consent or approval and the substitution of such updated Schedules will not constitute an amendment of this Trust Agreement. Any failure by the Administrator to provide the Trustee with such updated Schedules will not be an event of default under this Trust Agreement.
(g)
Prior to the execution of any amendment to this Trust Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Trust Agreement and that all conditions precedent to the supplement or amendment have been met. Notwithstanding any other provision of this Trust Agreement, the Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee’s own rights, duties, privileges, benefits, protections, indemnities or immunities under this Trust Agreement or otherwise. Notwithstanding any other provision herein or elsewhere, no provision, amendment, supplement, waiver or consent of or with respect to any Trust Document that affects any right, power, authority, duty, benefit, protection, privilege, immunity or indemnity of the Trustee shall be binding on the Trustee unless the Trustee shall have expressly consented thereto in writing.
Section 10.03.
Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions herein or of the Certificates or the rights of any Holder or Beneficial Owner.
Section 10.04.
Nature of Certificateholder’s Interest. For U.S. federal income tax purposes, each Beneficial Owner of a Certificate owns an equity interest in the Class B Arrangement as set forth herein. Except as otherwise set forth in the Code, no transfer, by operation of law or otherwise, of any right, title and interest of any Holder or Beneficial Owner in, to and

4860-2657-7007.8

under its Certificates shall operate to terminate this Trust Agreement or the Class B Arrangement or entitle any transferee to an accounting or to take any action or proceeding in any court for a partition or winding up of the Class B Arrangement, or otherwise affect the rights, obligations and liabilities of the parties hereto.
Section 10.05.
Notices. All notices, directions, demands, certificates, requests and communications hereunder shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mail, registered or certified mail, return receipt requested, postage prepaid with such receipt to be effective the date of delivery indicated on the return receipt, (b) one Business Day after delivery to an overnight courier, (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by electronic mail, in all cases addressed to the Notice Party at the addresses set forth on Schedule II. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.
Section 10.06.
Disclaimers.
(a)
None of the Issuer, the Trustee or the Administrator makes any representation, warranty, covenant or agreement, other than those set forth herein, with respect to: (i) the due authorization, execution, delivery, validity, legality, sufficiency or enforceability of the Trust Documents (other than any Trust Document to which they are a party); (ii) the accuracy of any information, statements, representations or certificates provided to the Trustee, any Holder or any Beneficial Owner (other than in a duly executed Investor Letter) in connection with the Portfolio Assets or the Trust Documents; (iii) the filing or recording of any document; (iv) the collectability of the Portfolio Asset Payments or the sufficiency of the Portfolio Assets; or (v) the financial condition or solvency of, or any other matter with respect to, the Projects, the Bonds or any Person (including any obligor on any Bond).
(b)
Each Beneficial Owner by its purchase of any Certificates shall be deemed to have acknowledged that none of the Issuer, the Trustee or the Administrator has made any representations or warranties with respect to the Portfolio Assets, the Certificates or the Bonds, except as expressly set forth herein or in a duly executed Investor Letter, and that each Beneficial Owner assumes all risk of loss in connection with its Certificates or any Beneficial Interest therein.
(c)
Each Beneficial Owner by its purchase of any Certificates hereby acknowledges that none of the Issuer, the Trustee or the Administrator has any obligation to furnish to any Beneficial Owner or transferee thereof any information concerning the Portfolio Assets in connection with the sale, purchase or transfer of any Certificates or Beneficial Interest, except as expressly set forth herein or as otherwise required by law.
Section 10.07.
Entire Agreement. This Trust Agreement contains all agreements among the parties with respect to the subject matter hereof, and there are no other representations, warranties, promises, agreements or understandings, oral, written or implied, among the parties.
Section 10.08.
No Third-Party Beneficiaries. This Trust Agreement shall be for the sole and exclusive benefit of the Issuer, the Trustee, the Administrator, the Holders and Beneficial

4860-2657-7007.8

Owners and their respective permitted successors, assignees and transferees, as their respective interests may appear, and nothing herein expressed or implied is intended or shall be construed to confer upon, or to give to, any other Person any right, remedy or claim under or by reason of this Trust Agreement, provided, however, the Issuer Indemnified Parties shall be considered to be intended third party beneficiaries of this Trust Agreement for purposes of indemnification and exculpation from liability, the provisions of which shall survive any termination of this Trust Agreement, the offering and sale of the Certificates, and the payment or provision for payment of the Certificates.
Section 10.09.
Limitations on Successors, Assigns and Transferees.
(a)
No Person may succeed to, and no Holder or Beneficial Owner may transfer to any Person, any rights or interest of any Holder in its Certificates or Beneficial Interest except in accordance with this Trust Agreement, including but not limited to Section 3.02.
(b)
The Issuer or the Trustee may require, as a condition to any transfer of a Certificate or Beneficial Interest, reasonable proof that the conditions set forth herein with respect to transfer have been satisfied.
(c)
Notwithstanding any other provision of this Trust Agreement or any other Issuer Document, any action that the Issuer may take under this Trust Agreement may be taken or exercised by the Administrator, and the Trustee is under no obligation to determine if the Administrator is authorized or permitted to take any action.
Section 10.10.
Binding Effect. This Trust Agreement shall be binding upon the parties hereto and their respective permitted successors, assignees and transferees, including, without limitation, any United States trustee, any debtor-in-possession or any trustee appointed by a private party. Any permitted successor, assignee or transferee of any party shall succeed to the rights and obligations of its predecessor, assignor or transferor in the same manner as if it were named herein in the place of and instead of its predecessor, assignor or transferee as of the date of such succession, assignment or transfer.
Section 10.11.
No Waiver. No failure or delay on the part of any party hereto in exercising any right, power or remedy of or under any provision of this Trust Agreement shall impair any such right or power or shall be construed to be a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under applicable law, and any such right, power or remedy may be exercised from time to time and as often as may be deemed appropriate. In the event any breach or default by any of the parties of or under any provision of this Trust Agreement shall be waived by another party hereto, such waiver shall only be effective if in writing signed by the party entitled to the benefits of the breached or defaulted provision or obligation, shall not bind any party which has not waived the default or breach, shall be limited to the particular default or breach so waived, shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed to waive any other default or breach hereunder or constitute a waiver of the same breach on a future occasion, unless otherwise stated in such writing.

4860-2657-7007.8

Section 10.12.
Rights and Remedies. All rights and remedies herein given or granted to any party hereunder are cumulative, nonexclusive and in addition to any and all rights and remedies that may have been or may be given by reason of any law, statute, ordinance or otherwise.
Section 10.13.
Governing Law, Venue and Jurisdiction. This Trust Agreement shall be construed in accordance with and governed by the law of the State of Wisconsin without regard to its conflicts of laws principles. For purposes of any suit, action or proceeding of whatever character arising out of this Trust Agreement or under any statute or common law relating in any way, directly or indirectly, to the subject matter hereof or to the dealings between the Issuer and any other Person or any judgment entered by any court in respect of such suit, action or proceeding, each of the parties hereto expressly submits to the exclusive jurisdiction of any state or federal court of competent jurisdiction located in the Dane County, Wisconsin. By executing and delivering this Trust Agreement, each of the parties hereto irrevocably, and each Beneficial Owner, by purchasing and holding a Certificate: (i) accepts generally and unconditionally the exclusive jurisdiction and venue of such courts; (ii) waives any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Trust Agreement brought in Wisconsin or United States federal court; (iii) irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum; and (iv) agrees not to seek removal of such proceedings to any court or forum other than as specified above. The foregoing shall not be deemed or construed to constitute a waiver by the Issuer of any prior notice or procedural requirements applicable to actions or claims against or involving joint powers commissions or governmental units of the State of Wisconsin that may exist at the time of and in connection with such matter. EACH OF THE PARTIES HERETO HEREBY, AND EACH HOLDER BY ITS ACCEPTANCE OF A CERTIFICATE, WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS TRUST AGREEMENT, THE CERTIFICATES AND ANY TRANSACTION RELATED HERETO OR THERETO TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.
Section 10.14.
Actions by Holders and Beneficial Owners.
(a)
No Holder or Beneficial Owner shall be liable to any other Holder, Beneficial Owner or the Trustee for its directions or granting or withholding its consent pursuant to this Trust Agreement. No Holder or Beneficial Owner shall have any implied duties to any Person or any obligation to provide or withhold consent or direction under this Trust Agreement. No Holder or Beneficial Owner shall be liable to any other Person in tort or contract for actions or omissions of any other Holder or Beneficial Owner in connection with the Certificates or any transaction connected herewith or therewith.
(b)
Each Holder and Beneficial Owner shall bear its own expenses with respect to actions taken or omitted to be taken pursuant to this Trust Agreement or otherwise with respect to the Portfolio Assets.
Section 10.15.
Patriot Act. In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering (including

4860-2657-7007.8

Section 326 of the USA PATRIOT Act), the Trustee is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Trustee. Accordingly, each of the parties hereto agrees to provide to the Trustee, upon its request from time to time, such identifying information and documentation as may be available for such party and necessary to enable the Trustee to comply with such laws, rules, regulations and executive orders, but only to the extent that such information is not required to be held confidential by such party, and such party is contractually and legally permitted to provide such information.
Section 10.16.
[Reserved].
Section 10.17.
Counterparts. This Trust Agreement may be executed in two or more counterparts by the parties hereto and each such counterpart shall be considered an original, and all such counterparts shall constitute one and the same instrument. Signatures hereto or on any other Trust Document may be communicated by electronic mail and shall be binding upon the parties transmitting the same. If executed in counterparts, this Trust Agreement shall be effective as if simultaneously executed. The parties may sign any number of copies of this Trust Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Trust Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Trust Agreement as to the parties hereto and may be used in lieu of the original Trust Agreement and signature pages for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Trust Agreement or any document to be signed in connection with this Trust Agreement shall be deemed to include Electronic Signatures (defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic methods. “Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof with the intent to sign, authenticate or accept such contract or record.
Section 10.18.
Limitation on Rights of Holders.
(a)
The death or incapacity of any Holder shall not operate to terminate this Trust Agreement or entitle such Holder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a sale, partition or liquidation of the Portfolio Assets, or otherwise affect the rights, obligations and liabilities of any of the parties hereto.
(b)
No Holder shall have any right to vote (except as expressly provided herein) or in any manner otherwise Control the Trustee’s actions hereunder, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificate, be construed so as to constitute the Holders from time to time as partners or members of an association, nor shall any Holder be under any liability to any third party by reason of any action taken by the parties hereto pursuant to any provision hereof.

4860-2657-7007.8

(c)
No Holder shall have a right by virtue of any provision of this Trust Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Trust Agreement or the Portfolio Assets, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may reasonably require against the costs, expenses and liabilities to be incurred therein or thereby shall have given its written consent, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. The Trustee shall be entitled to all benefits afforded to it under this Trust Agreement, including under Section 6.05(f), in the event the Trustee institutes any such action, suit or proceeding in its own name as Trustee hereunder. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.
Section 10.19.
Limitation of Liability of Officials of Issuer.
(a)
Anything in this Trust Agreement to the contrary notwithstanding, it is expressly understood and agreed by the parties hereto that the Issuer may rely conclusively on the truth and accuracy of any certificate, opinion, notice or other instrument furnished to the Issuer by the Trustee or the Administrator as to the existence of any fact or state of affairs required hereunder to be noticed by the Issuer.
(b)
No recourse shall be had for the enforcement of any obligation, covenant, promise, or agreement of the Issuer contained in this Trust Agreement, in any other Issuer Documents, or in any Certificate or for any claim based hereon or otherwise in respect hereof or upon any obligation, covenant, promise, or agreement of the Issuer contained in any agreement, instrument, or certificate executed in connection with any Project, the Portfolio Assets or the issuance and sale of the Certificates, against any of the Issuer Indemnified Parties, whether by virtue of any constitutional provision, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that no personal liability whatsoever shall attach to, or be incurred by, any of the Issuer Indemnified Parties, either directly or by reason of any of the obligations, covenants, promises, or agreements entered into by the Issuer with the Administrator or the Trustee, or to be implied therefrom as being supplemental hereto or thereto, and that all personal liability of that character against each of the Issuer Indemnified Parties is, by the execution of the Certificates, this Trust Agreement, and the other Issuer Documents, and as a condition of, and as part of the consideration for, the execution of the Certificates, this Trust Agreement, and the other Issuer Documents, is expressly waived and released.
(c)
No agreements or provisions contained herein, or any agreement, covenant, or undertaking by the Issuer in connection with any Project, the Portfolio Assets or the issuance, sale and/or delivery of the Certificates shall give rise to any pecuniary liability of the Issuer or a charge against its general credit or any Issuer Indemnified Party, or shall obligate the Issuer or any Issuer Indemnified Party financially in any way, except as may

4860-2657-7007.8

be payable from the assets held hereunder for the payment of the Certificates and their application as provided in this Trust Agreement. No failure of the Issuer to comply with any term, covenant, or agreement contained in the Certificates, in this Trust Agreement, or in any document executed by the Issuer in connection with any Project, the Portfolio Assets or the issuance and sale of the Certificates, shall subject the Issuer or any Issuer Indemnified Party to liability for any claim for damages, costs, or other financial or pecuniary charge, except to the extent the same can be paid or recovered from the Trust Estate. Nothing herein shall preclude a proper party in interest from seeking and obtaining, to the extent permitted by law, specific performance from the Issuer for any failure to comply with any term, condition, covenant, or agreement herein; provided that no costs, expenses, or other monetary relief shall be recoverable from the Issuer or any Issuer Indemnified Party, except as may be payable from the Trust Estate. No provision, covenant, or agreement contained herein, or any obligations imposed upon the Issuer, or the breach thereof, shall constitute an indebtedness of the Issuer within the meaning of any Wisconsin constitutional or statutory limitation or shall constitute or give rise to a charge against the Issuer’s general credit. In making the agreements, provisions, and covenants set forth in this Trust Agreement, the Issuer has not obligated itself, except with respect to the Trust Estate.
(d)
Nothing contained in this Trust Agreement shall in any way obligate the Issuer to pay any debt or meet any financial obligations to any Person at any time except from the Trust Estate. Nothing contained in this Trust Agreement shall in any way obligate the Issuer to pay such debts or meet such financial obligations from moneys received for the Issuer’s own purposes. The Certificates do not now and never shall constitute a general obligation or debt of any Issuer Sponsor, any Member, the State of Wisconsin or any other political subdivision or agency thereof or any political subdivision approving the issuance of the Certificates, and each covenant and undertaking by the Issuer in this Trust Agreement and in the Certificates to make payments is not a general obligation or debt of the Issuer or the State of Wisconsin or a pledge of the faith and credit of the State of Wisconsin, but is a special limited obligation payable solely from the Portfolio Asset Payments in accordance with this Trust Agreement.
Section 10.20.
Content of Certificates. Other than with respect to any certificate required under Section 2.06, whenever any certificate or opinion is required by the terms of this Trust Agreement to be given by the Issuer on its own behalf, any such certificate or opinion may be made or given by an Issuer Authorized Signatory (and in no event individually) and may be based (i) insofar as it relates to factual matters, upon a certificate of or representation by the Trustee, the Sponsor, or the Sellers; and (ii) insofar as it relates to legal or accounting matters, upon a certificate or opinion of or representation by counsel or an accountant, in each case under clause (i) or (ii) without further investigation or inquiry by such Issuer Authorized Signatory or otherwise on behalf of the Issuer.
Section 10.21.
No Impairment of Rights. Nothing herein shall be deemed or construed to limit, impair or affect in any way the Issuer’s (or any Issuer Indemnified Party’s) right to enforce the Issuer Unassigned Rights, regardless of whether there is then existing an event of default (including, without limitation, a payment default), or any action based thereon or occasioned by an event of default or alleged event of default, and regardless of any waiver or

4860-2657-7007.8

forbearance granted by the Trustee or any Holder in respect thereof. Any default or event of default in respect of the Issuer Unassigned Rights may only be waived with the Issuer’s written consent.
Section 10.22.
Issuer’s Performance.
(a)
None of the provisions of this Trust Agreement or the other Issuer Documents shall require the Issuer to expend or risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder or thereunder, unless payable from the Portfolio Assets, or unless the Issuer shall first have been adequately indemnified to its satisfaction against the cost, expense, and liability which may be incurred thereby. The Issuer shall not be under any obligation hereunder to perform any administrative service with respect to the Certificates (including, without limitation, record keeping and legal services), it being understood that such services shall be performed or provided by the Trustee or the Administrator. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations, and provisions expressly contained in this Trust Agreement, and any and every Certificate executed, authenticated and delivered under this Trust Agreement; provided, however, that the Issuer shall not be obligated to take any action or execute any instrument pursuant to any provision hereof unless and until it shall have (i) been directed to do so in writing by the Administrator, the Trustee, or the Majority Owners having the authority to so direct; (ii) received from the Person requesting such action or execution assurance satisfactory to the Issuer that the Issuer’s expenses incurred or to be incurred in connection with taking such action or executing such instrument have been or will be paid or reimbursed to the Issuer; and (iii) if applicable, received in a timely manner the instrument or document to be executed, in form and substance satisfactory to the Issuer.
(b)
In complying with any provision herein, including, but not limited to, any provision requiring the Issuer to “cause” another Person to take or omit any action, the Issuer shall be entitled to rely conclusively (and without independent investigation or verification) (i) on the faithful performance by the Trustee and the Administrator, as the case may be, of their respective obligations hereunder and under the Administration Agreement and (ii) upon any written certification or opinion furnished to the Issuer by the Trustee or the Administrator, as the case may be. In acting, or in refraining from acting, under this Trust Agreement, the Issuer may conclusively rely on the advice of its counsel. The Issuer shall not be required to take any action hereunder that it reasonably believes to be unlawful or in contravention hereof or thereof.
Section 10.23.
No Obligation to Enforce Assigned Rights. Notwithstanding anything to the contrary in this Trust Agreement, the Issuer shall have no obligation to and instead the Trustee and/or the Administrator, as the case may be, in accordance with this Trust Agreement, shall have the right, without any direction from or action by the Issuer, to take any and all steps, actions and proceedings, to enforce any or all rights of the Issuer (other than the Issuer Unassigned Rights) under this Trust Agreement, including, without limitation, the rights to enforce remedies upon the occurrence and continuing of any event of default hereunder.

[Remainder of Page Intentionally Left Blank]

4860-2657-7007.8

IN WITNESS WHEREOF, the undersigned have executed this Trust Agreement.

PUBLIC FINANCE AUTHORITY, as Issuer

By: /s/ Ann Marie Austin

Name: Ann Marie Austin

Title: Assistant Secretary

[Signature Page to PFA 2023-1 AHC Trust Agreement]

4860-2657-7007.8

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By: /s/ Dennis Malabunga

Name: Dennis Malabunga

Title: Assistant Vice President

[Signature Page to PFA 2023-1 AHC Trust Agreement]

4860-2657-7007.8

EXHIBIT A

FORM OF CERTIFICATE

THIS CERTIFICATE HAS BEEN AUTHORIZED AND ISSUED PURSUANT TO THE LAWS OF THE STATE OF WISCONSIN, INCLUDING PARTICULARLY SECTION 66.0304 OF THE WISCONSIN STATUTES, AS AMENDED. THIS CERTIFICATE IS ISSUED UNDER SECTION 66.0304 AND SHALL NOT BE INVALID FOR ANY IRREGULARITY OR DEFECT IN THE PROCEEDINGS FOR ITS SALE OR ISSUANCE.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A, OR IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF THE SECURITIES ACT, AND WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THE HOLDER HEREOF, BY ITS PURCHASE OF THIS CERTIFICATE, SHALL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT, AND FOR SO LONG as it holds any beneficial interest in THIS Certificate THAT IT will not be (x) (I) anY “employee benefit plan” as defined in and subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) any “plan” as defined in and subject to Section 4975 of the Code, or (iii) any entity any of the assets of which are (or are deemed for purposes of ERISA or Section 4975 of the Code to be) “plan assets” (within the meaning of Department of Labor Regulation § 2510.3-101, as modified by Section 3(42) of ERISA, or otherwise) of any such “employee benefit plan” or “plan”, (y) a governmental, church or foreign plan that is subject to any federal, state, local or foreign laws that are substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), or (z) an entity any of the assets of which are (or are deemed for purposes of Similar Law to be) plan assets of any such governmental, church or foreign plan.

THIS CERTIFICATE IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO

4860-2657-7007.8

TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE TRUSTEE, AS REGISTRAR, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

PUBLIC FINANCE AUTHORITY

AFFORDABLE HOUSING MULTIFAMILY CERTIFICATES SERIES 2023-1
CLASS B-[1][2]

Evidencing an interest in the Portfolio Assets owned by the Issuer and held by the Trustee, including the Portfolio Asset Payments (as defined in the Trust Agreement) and certain other amounts as set forth in the Trust Agreement.

Issue Date: [________, 2023] Certificate Balance: $____________

CUSIP No.: ____________ First Distribution Date: December 25, 2023

Certificate No.: B-[1][2]-1 Final Scheduled Distribution Date: July 25, 2034

Registered Owner: Cede & Co. Trustee: Wilmington Trust, National Association

PAYMENT OF DISTRIBUTIONS ON THIS CERTIFICATE IS A SPECIAL LIMITED OBLIGATION OF THE ISSUER PAYABLE SOLELY FROM THE TRUST ESTATE (AS DEFINED IN THE TRUST AGREEMENT) AND, EXCEPT FROM SUCH SOURCE, NONE OF THE ISSUER, ANY MEMBER (AS DEFINED IN THE TRUST AGREEMENT), ANY ISSUER SPONSOR (AS DEFINED IN THE TRUST AGREEMENT), ANY ISSUER INDEMNIFIED PARTY (AS DEFINED IN THE TRUST AGREEMENT), THE STATE OF WISCONSIN OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF OR ANY POLITICAL SUBDIVISION APPROVING THE ISSUANCE OF THIS CERTIFICATE SHALL BE OBLIGATED FOR THE PAYMENT OF DISTRIBUTIONS ON THIS CERTIFICATE OR ANY COSTS INCIDENTAL THERETO, EXCEPT AS PROVIDED IN THE TRUST AGREEMENT AND TO THE EXTENT OF THE TRUST ESTATE. THIS CERTIFICATE IS NOT A DEBT OF THE STATE OF WISCONSIN OR ANY MEMBER AND DOES NOT, DIRECTLY, INDIRECTLY OR CONTINGENTLY, OBLIGATE, IN ANY MANNER, ANY MEMBER, THE STATE OF WISCONSIN OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF OR ANY POLITICAL SUBDIVISION APPROVING THE ISSUANCE OF THIS CERTIFICATE TO LEVY ANY TAX OR TO MAKE ANY APPROPRIATION FOR THE PAYMENT OF THE DISTRIBUTIONS ON THIS CERTIFICATE OR ANY COSTS INCIDENTAL THERETO. NEITHER THE

4860-2657-7007.8

FAITH AND CREDIT NOR THE TAXING POWER OF ANY MEMBER, THE STATE OF WISCONSIN OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF OR ANY POLITICAL SUBDIVISION APPROVING THE ISSUANCE OF THIS CERTIFICATE, NOR THE FAITH AND CREDIT OF THE ISSUER, ANY ISSUER SPONSOR OR ANY ISSUER INDEMNIFIED PARTY, SHALL BE PLEDGED TO THE PAYMENT OF THE DISTRIBUTIONS ON THIS CERTIFICATE OR ANY COSTS INCIDENTAL THERETO. THE ISSUER HAS NO TAXING POWER.

NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF DISTRIBUTIONS ON THIS CERTIFICATE AGAINST ANY ISSUER INDEMNIFIED PARTY, UNDER ANY RULE OF LAW OR EQUITY, STATUTE, OR CONSTITUTION OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR PENALTY OR OTHERWISE, AND ALL SUCH LIABILITY OF ANY SUCH ISSUER INDEMNIFIED PARTY, IS HEREBY EXPRESSLY WAIVED AND RELEASED AS A CONDITION OF AND CONSIDERATION FOR THE EXECUTION AND ISSUANCE OF THIS CERTIFICATE.

This certifies that the Registered Owner named above (the “Holder”) is the owner of an equity interest in the Portfolio Assets, as set forth and subject to the conditions in that Trust Agreement dated November 1, 2023 (the “Trust Agreement”) between Public Finance Authority, as Issuer, and Wilmington Trust, National Association, not individually but solely as Trustee (together with its successors and assigns, the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement.

Pursuant to the terms of the Resolution and Trust Agreement, Portfolio Asset Payments, revenues, receipts and other payments of any kind whatsoever received in respect of or relating to the Portfolio Assets will be distributed to the Holders of the Certificates as of the applicable Record Date on each applicable Distribution Date or Disposition Date after payment of certain fees, as more fully described in the Trust Agreement.

All Distributions with respect hereto will be made in accordance with the Trust Agreement, subject to the rules and regulations of DTC.

Any distribution to the Holder of this Certificate in reduction of the Certificate Balance stated above is binding on such Holder and all future holders of this Certificate and any Certificate issued in connection with the transfer or exchange of this Certificate or in lieu hereof, whether or not notation of such distribution is made upon this Certificate.

The Certificates are limited in right of distribution to certain collections and recoveries relating to the Portfolio Assets, all as more specifically set forth in the Trust Agreement.

Pursuant to the Trust Agreement, subject to certain conditions set forth therein, the Certificate Balance of Certificates is subject to payment, in whole or in part, on Distribution Dates and at other times as set forth in the Trust Agreement and as specified in a notice given to the Holders by the Trustee.

The Certificates are subject to mandatory tender as set forth in the Trust Agreement.

4860-2657-7007.8

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices of the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Certificates in Authorized Denomination of a like Class and Certificate Balance will be issued to the designated transferee or transferees.

No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

This Certificate is one of a duly authorized issue of Certificates by the Issuer. Unless authenticated by the Trustee, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Estate for Distributions and that the Issuer, the Trustee and the Administrator are not liable to the Holder hereof or any other Holder of any Certificate for any amount distributable under this Certificate or the Trust Agreement, except as expressly provided in the Trust Agreement.

The Trust Agreement is governed by and construed, and the obligations, rights and remedies of the parties shall be determined, in accordance with the laws of the State of Wisconsin (excluding conflict of law rules).

This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby and the rights, duties and immunities of the Issuer, the Trustee, the Holders and the Administrator.

This Certificate is subject to all the terms of the Trust Agreement, which describes the rights and obligation of each Holder and by which each Holder, by virtue of its acceptance of this Certificate or any Beneficial Interest therein, assents to and agrees to be bound.

THE TRUST AGREEMENT CONSTITUTES THE CONTRACT GOVERNING THE RIGHTS AND OBLIGATIONS OF THE ISSUER, THE TRUSTEE, THE ADMINISTRATOR, THE HOLDERS AND THE BENEFICIAL OWNERS. THIS CERTIFICATE IS ONLY EVIDENCE OF SUCH CONTRACT AND, AS SUCH, IS SUBJECT IN ALL RESPECTS TO THE TERMS OF THE TRUST AGREEMENT, WHICH SUPERSEDES ANY INCONSISTENT STATEMENTS IN THIS CERTIFICATE.

The recitals contained herein shall not be taken as statements of the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Certificate, the Trust Agreement or the Portfolio Assets. This Certificate is being issued by the Issuer and authenticated and delivered by the Trustee solely in its capacity as Trustee under the Trust Agreement and not in its individual capacity. Amounts payable under this Certificate are payable solely from the Trust Estate.

4860-2657-7007.8

IN WITNESS WHEREOF, the Public Finance Authority has caused this Certificate to be signed in its name and on its behalf by the manual or facsimile signature of its Assistant Secretary.

PUBLIC FINANCE AUTHORITY

By:

Assistant Secretary

4860-2657-7007.8

CERTIFICATE OF AUTHENTICATION

Date of Authentication: , 2023

This is one of the Public Finance Authority Affordable Housing Multifamily Certificates Series 2023-1 Class B-[1][2] described in the within mentioned Trust Agreement.

WILMINGTON TRUST, NATIONAL ASSOCIATION, not individually but solely as Trustee

By:

4860-2657-7007.8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Social Security or Federal Taxpayer Identification Number)

(Please print or typewrite Name and Address, including postal Zip Code of Assignee)

an equity interest in the Portfolio Assets evidenced by the within Certificate and hereby authorize(s) the registration of transfer of such interest to the above-named assignee on the Register of the Certificates.

I (we) further direct the issuance of a new Certificate of a like Authorized Denomination evidencing the same Certificate Balance to the above-named assignee and delivery of such Certificate to the following address:

Dated:

Signature by or on behalf of Assignor

Signature Guaranteed

4860-2657-7007.8

EXHIBIT B

FORM OF NOTICE TO THE HOLDERS

TO: ___________________

___________________

___________________

Attention: ___________________

RE: Public Finance Authority Affordable Housing Multifamily Certificates Series 2023-1 Class B-1 and Class B-2

The undersigned, a duly authorized officer of Wilmington Trust, National Association, as Trustee (the “Trustee”) under the Trust Agreement, dated as of [____1, 2023] (the “Trust Agreement”), with respect to the above-captioned Certificates (the “Certificates”), hereby notifies the addressee(s) hereof that (check applicable box(es)):

☐ 1. Pursuant to Section 5.02(a) of the Trust Agreement, the successor Administrator appointed by the Trustee at the direction of the Holder of the Class B-2 Certificates is _____. The date of the engagement of the successor Administrator is _____.

☐ 2. Pursuant to Section 9.01(a) of the Trust Agreement, the Termination Date shall be _____, and on such date Holders are required to surrender their Certificates to the Trustee to receive the final Distribution.

☐ 3. Pursuant to Sections 9.02[(b)][(c)] and 9.03(a) of the Trust Agreement, (i) a Termination Event as set forth in Section 9.02[(b)][(c)] of the Trust Agreement has occurred, (ii) the Termination Date shall be _____, (iii) the amount of such final payment shall be $_____, and (iv) the record date applicable to such Termination Date shall be _____.

☐ 4. Pursuant to Section 9.01(a) of the Trust Agreement, the Termination Date shall be, and on such date Holders are required to surrender their Certificates to the Trustee to receive the final Distribution.

4860-2657-7007.8

Any capitalized, but undefined, term used in this Notice is used as defined in the Trust Agreement.

Very truly yours,

WILMINGTON TRUST, NATIONALASSOCIATION, as Trustee

By:

Name:

Title:

Dated:

B-2

4860-2657-7007.8

EXHIBIT C

FORM OF INVESTOR LETTER

Public Finance Authority

Madison, Wisconsin

Jefferies LLC

New York, New York

Wilmington Trust, National Association, as Trustee

Baltimore, Maryland

Re: $________ Public Finance Authority

Affordable Housing Multifamily Certificates Series 2023-1 Class B-1

Ladies and Gentlemen:

The undersigned, on behalf of the purchaser named below as purchaser of that portion of the above-captioned Certificates (the “Class B-1 Certificates”) as set forth opposite his, her, or its signature hereto (the “Purchaser”), in connection with the sale of the Class B-1 Certificate to the Purchaser, hereby makes the following representations and warranties upon which you are authorized to rely:

1. The Purchaser has been informed that the Public Finance Authority (the “Issuer”) will not sell or permit any Class B-1 Certificates to be sold to the Purchaser unless the Purchaser makes the representations, warranties and covenants herein and authorizes the Issuer and Wilmington Trust, National Association, as Trustee (the “Trustee”) to rely thereon and such representations, warranties and covenants are made by the Purchaser as an inducement to the sale of the Class B-1 Certificates to the Purchaser.

2. The Purchaser understands that the Class B-1 Certificates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and will be sold to the Purchaser in reliance upon certain exemptions from registration and in reliance upon the representations and warranties of the Purchaser as set forth herein. Capitalized terms used herein shall have the meanings given to them in the Trust Agreement dated as of __________, 2023 (the “Trust Agreement”) between the Issuer and the Trustee relating to the Class B-1 Certificates.

3. The Purchaser is a “qualified institutional buyer” as defined in Rule 144A or an institutional “accredited investor” as that term is described in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

4. The Purchaser has sufficient knowledge and experience in business and financial matters in general, and the purchase of securities such as the Class B-1 Certificates in particular, and is capable of evaluating the merits and risks involved in a purchase of the Class B-1 Certificates. The Purchaser is able to bear the economic risk of, and an entire loss of, a purchase of the Class B-1 Certificates and understands that it may be required to bear the risks of an investment in the Class B-1 Certificates for an indefinite time, since any sale prior to maturity may not be possible.

4860-2657-7007.8

5. The Purchaser acknowledges that it has been provided a copy of the Limited Offering Memorandum dated [________], 2023, with respect to the Class B-1 Certificates, including the appendices thereto (the “Memorandum”), and that it has been given access to information, including a copy of the Trust Agreement, the documents relating to the offer and sale of the Portfolio Assets and reports on the performance of the Portfolio Assets prior to [________], 2023. The Purchaser has had the opportunity to ask questions and receive answers from knowledgeable individuals concerning the Class B-1 Certificates and the security therefor. The Purchaser has received the information and answers requested so that the Purchaser has been able to make its decision to purchase the Class B-1 Certificates. The Purchaser acknowledges that it has not relied upon the Issuer for any information in connection with the Purchaser’s purchase of the Class B-1 Certificates.

6. The Purchaser acknowledges and understands that a purchase of the Class B-1 Certificates involves a high degree of risk regarding, among other things, the payment of distributions in respect of interest and principal on the Class B-1 Certificates. The Purchaser acknowledges that the Memorandum may not fully describe the rights and privileges of a holder of Class B-1 Certificates or fully disclose all of the additional risks associated with an investment in the Class B-1 Certificates. The Purchaser has made its own inquiry and analysis with respect to the Class B-1 Certificates and the security therefor, and other material factors affecting the Class B-1 Certificates.

7. The Purchaser has authority to purchase the Class B-1 Certificates and [the undersigned has the authority] to execute this letter and any other instruments and documents required to be executed by [or on behalf of] the Purchaser in connection with the purchase of the Class B-1 Certificates.

8. The Purchaser understands and acknowledges that (i) the Class B-1 Certificates are special limited obligations of the Issuer, and no taxes are required to be levied for the payment of Distributions or any costs incidental thereto; such Distribution and incidental costs being payable solely out of moneys to be received by the Issuer from distributions on the Portfolio Assets, (ii) the Issuer does not have the power to levy taxes for any purpose whatsoever, including for the payment of Distributions on the Class B-1 Certificates and (iii) under no circumstances shall the Class B-1 Certificates and the interest thereon be or become an indebtedness or obligation of the State of Wisconsin (the “State”), within the purview of any constitutional or statutory limitation or provision, or a charge against the credit of, or a pledge of the taxing power of, the State or any political subdivision thereof. The Purchaser also acknowledges that the Class B-1 Certificates do not represent general obligations of the Issuer, the State or any political subdivision or agency thereof. The Purchaser understands that the Class B-1 Certificates are not payable from taxes or any moneys provided by or to the Issuer, other than those described in the Trust Agreement.

9. The Purchaser acknowledges and understands that the Class B-1 Certificates (i) have not been and will not be registered or otherwise qualified for sale under the “blue sky” laws and regulations of any jurisdiction, (ii) will not be listed on any stock or other securities exchange, (iii) will carry no rating from any rating service, and (iv) will not be readily marketable.

10. The Purchaser is purchasing the Class B-1 Certificates solely for its own account for investment purposes and has no present intention to resell or distribute all or any portion of, or interest in, the Class B-1 Certificates; provided that the Purchaser reserves the right to transfer or dispose of the Class B-1 Certificates at any time, and from time to time, in its complete and sole discretion, subject, however, to the restrictions described in paragraph 11 of this letter.

11. If we are not acquiring the Certificates for our own account, we are a bank or an investment adviser registered under the Investment Advisers Act of 1940, as amended, buying Certificates for the account of another entity (the “Owner”), we would ourselves qualify hereunder to purchase Certificates, and we have the legal right and full discretionary authority to make investment decisions for the Owner and

4860-2657-7007.8

execute contracts and other documents regarding the purchase and sale of securities on behalf of the Owner. We have with full legal right and authority executed the Addendum B-1 in connection with our purchase of Certificates. We have not offered Certificates to others for acquisition, beneficially or otherwise; we are acquiring Certificates for our clients pursuant to legally binding discretionary authority. The Owner independently satisfies all requirements for ownership of Certificates as set forth in the Trust Agreement and this letter. Execution of this letter by the Purchaser shall be deemed execution of this letter by the Owner. All references herein to or representations herein by “Purchaser,” “we,” “us,” or the “undersigned” shall be deemed to apply equally to the Owner and us, except where expressly stated to the contrary

12. The Purchaser agrees that it will only offer, sell, pledge, transfer or exchange the Class B‑1 Certificates (or any legal or beneficial interest therein) in Authorized Denominations, and then only (i) to persons who meet the requirements set forth in paragraph 3 of this letter or (ii) in accordance with an applicable exemption from the registration requirements of Section 5 of the Securities Act and any applicable state securities laws.

13. Absent a change in law or written direction of a taxing authority, the Purchaser acknowledges and agrees that (i) it will treat the arrangement among the Certificateholders established pursuant to the Trust Agreement (the “Partnership”) as a partnership for federal income tax purposes and any other purpose that conforms to the federal income tax purposes (but for no other purpose), and (ii) that no election under Section 761 of the Code to exclude the arrangement established pursuant to the Trust Agreement from the application of all (or part) of the provisions of Subchapter K of Chapter 1 of the Code will be made. The Purchaser further consents to the making of a Monthly Closing Election under Revenue Procedure 2003-84. The Purchaser acknowledges that this election is binding on all present and future Holders of Class B-1 Certificates, Beneficial Owners of Class B-1 Certificates, and other persons treated as partners in the partnership established pursuant to the Trust Agreement for federal income tax purposes and each of their nominees (each, a “Partner”).

14. The Purchaser understands, and hereby acknowledges, that it has not acquired the Class B-1 Certificates, nor shall it sell, trade or transfer any interest in the Class B-1 Certificates, nor shall it cause any interest in the Class B-1 Certificates to be marketed, on or through either (A) an “established securities market” within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (B) a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704(b)(2) of the Code (including a market wherein interests in the Class B-1 Certificates are regularly quoted by any person or entity making a market in such interests and a market wherein any person or entity regularly makes available bid or offer quotes with respect to interests in the Class B-1 Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others).

15. The Purchaser understands, and hereby acknowledges, that it is properly classified as, and will remain classified as, a (A) “corporation” as described in Section 7701(a)(3) of the Code and is not, and will not become, an “S” corporation under Section 1361 of the Code or (B) partnership, grantor trust or “S” corporation (a “Pass-thru Owner”), and not more than 50% of the value of each and every beneficial owner’s interest in the Purchaser is, or at any time will be, attributable to the aggregate value of the Class B-1 Certificates held by such Pass-thru Owner (unless otherwise permitted pursuant to the Trust Agreement), and no purpose of the Purchaser’s purchase of the Class B-1 Certificates is to permit the Partnership to satisfy the 100 partner limitation described in Treasury Regulation Section 1.7704-1(h)(1)(ii). If there occurs any breach of the representation, warranty and agreement that the Purchaser will remain classified as described in clause (A) or (B) above, the Purchaser shall notify the Trustee promptly upon the Purchaser’s becoming aware of such breach, and thereupon the Purchaser will use its best efforts to cure such breach, including by procuring a replacement holder for the Class B-1 Certificates and causing the taking of all

4860-2657-7007.8

actions necessary to permit such replacement holder to succeed to all of the rights and obligations associated with the holding of such Class B-1 Certificates.

16. The Purchaser understands, and hereby agrees that it may not transfer its Class B-1 Certificates if such transfer could cause the number of Private Holders (as defined in the Trust Agreement) to exceed 100.

17. The Purchaser consents to the Partnership obtaining an employer identification number and authorizes the Trustee, the Tax Representative, and each of their accountants to obtain such number on behalf of the Partnership and to delegate such authority to its agents. The Purchaser hereby appoints the Trustee, the Tax Representative, and each of their accountants as its agent and attorney-in-fact for the purpose of obtaining such number. This appointment is coupled with an interest and is irrevocable. The Purchaser shall take any reasonably requested action necessary to codify, ratify or otherwise further this appointment.

18. The Purchaser consents to the Partnership filing an abbreviated Form 1065, “U.S. Return of Partnership Income,” as required by, and in the format outlined in section 8.01 of, Revenue Procedure 2003-84, and authorizes the Trustee, the Tax Representative, and each of their accountants to sign the abbreviated return, and each of them to delegate such authority to its agents. The Purchaser hereby appoints the Trustee, the Tax Representative, and each of their accountants as its agent and attorney-in-fact for the purpose of filing the abbreviated Form 1065. This appointment is coupled with an interest and is irrevocable. The Purchaser shall take any reasonably requested action necessary to codify, ratify or otherwise further this appointment.

19. The Purchaser hereby appoints the Tax Representative as its agent and attorney-in-fact for the purpose of acting on its behalf (but at its own expense) in complying with the obligations of Tax Representative for the Partnership in the remote event that the Purchaser becomes the tax matters partner (as defined in the Code) for the Partnership. The Purchaser shall take any reasonably requested action necessary to codify, ratify or otherwise further this appointment.

20. [Check and Complete One Subsection]

☐ The Purchaser is the manager or advisor for one or more regulated investment companies and agrees to collect, retain and provide to the IRS or the Trustee the information required to be collected, retained and provided to the IRS or the Trustee as required under section 8.04 of Revenue Procedure 2003-84. The Purchaser will (or will cause its agents to) notify the Administrator, on behalf of the Trustee, or the Tax Representative of (1) the names, CUSIP numbers or other identifying information, and amounts of Class B-1 Certificates that are owned or have been owned by any of or all of the regulated investment companies that the Purchaser manages or advises and (2) the name, address, taxpayer identification number, and contact information for the person from whom the IRS may request beneficial ownership information, (i) either (a) substantially contemporaneously with, or immediately following, the acquisition of any Class B-1 Certificate or (b) otherwise, at least quarterly and (ii) within 10 Business Days of a request for such information if the IRS has requested such information from the Trustee, the Issuer, the Administrator or the Tax Representative. The Purchaser understands that no particular format is required of such notice; provided, however, such notice must be in writing, by fax, e-mail, or other similar electronic communication medium and in a format reasonably satisfactory to the Trustee.

For purposes of any such notice the following is incorporated by reference:

The Manager’s name is: __________________________________________

4860-2657-7007.8

The Manager’s address is: _______________________________________

The Manager’s Employer Identification Number is:_____________________

The contact information for the person from whom the IRS may request beneficial ownership information is:____________________

☐ The Purchaser agrees to notify the Administrator, on behalf of the Trustee, or the Tax Representative of its beneficial ownership of a Class B-1 Certificate and provide the Administrator, on behalf of the Trustee, or the Tax Representative all information as required by section 8.04 of Revenue Procedure 2003-84. The Purchaser will (or will cause our agents to) notify the Administrator, on behalf of the Trustee, or the Tax Representative of (1) the names, CUSIP numbers or other identifying information, and amounts of Class B-1 Certificates that the Purchaser beneficially owns, (2) the Purchaser’s name, address, taxpayer identification number, and (3) the Purchaser’s nominee’s name, address, taxpayer identification number substantially contemporaneously with, or immediately following, the acquisition of any Class B-1 Certificate. The Purchaser understands that no particular format is required of such notice; provided, however, such notice must be in writing, by fax, e-mail, or other similar electronic communication medium and in a format reasonably satisfactory to the Trustee.

If the Purchaser is not the beneficial owner of a Class B-1 Certificate, the Purchaser agrees to cause the beneficial owner to provide the Tax Representative on behalf of the Partnership, the information requested in the paragraph above.

For purposes of any such notice the following is incorporated by reference:

The Purchaser’s name is:__________________________________________

The Purchaser’s address is:__________________________________________

The Purchaser’s taxpayer identification number is:_____________________________

The Purchaser’s nominee’s name is:________________________________________

The Purchaser’s nominee’s address is:______________________________________

The Purchaser’s nominee’s taxpayer identification number is:______________________

21. No party other than the addressees hereto and their affiliated persons (including, without limitation, all persons affiliated with the Issuer which are Issuer Indemnified Persons pursuant to the Trust Agreement) is entitled to rely on the representations and acknowledgements contained in this letter. Without limiting the generality of the foregoing, nothing in this letter will be deemed to relieve any party of its obligations under any federal or state securities laws.

22. The Purchaser agrees to indemnify and hold harmless the Issuer and each Issuer Indemnified Person with respect to any claim asserted against the Issuer or any such Issuer Indemnified Person that is based upon Purchaser’s breach of any representation, warranty or agreement made by it herein, other than any claim that is based upon the willful misconduct of the Person seeking indemnification.

Principal Amount: $

Sincerely,

4860-2657-7007.8

ADDENDUM B-1 TO INVESTOR LETTER

IF THE PURCHASER IS A BANK OR REGISTERED INVESTMENT ADVISER NOT PURCHASING FOR ITS OWN ACCOUNT, THEN BASED UPON THE PURCHASER’S OWN INDEPENDENT INVESTIGATION AND VERIFICATION, THE PURCHASER REPRESENTS AND WARRANTS THAT:

1. The Owner is a “qualified institutional buyer” as defined in Rule 144A or an institutional “accredited investor” as that term is described in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

2. In all cases the Owner:

(a) was not formed for the purpose of investing in Certificates;

(b) is not a “benefit plan investor” (as defined in Section 3(42) of ERISA), or a governmental or church plan subject to any law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code;

(c) is purchasing Certificates, beneficially or otherwise, only for its own account for purposes of investment and not with a view to any public resale or distribution thereof;

(d) is not a partnership, grantor trust, or S corporation where (i) substantially all of the value of the interest of a person owning an interest in the Owner is attributable to Owner’s interest in Certificates or (ii) a principal purpose of the use of the tiered arrangement is to permit the trust arrangement to satisfy the 100-person limitation of Treasury Reg. § 1.7704 1(h)(1)(ii); and

(e) has a client/investment advisor relationship with the Purchaser that predates any offer or acquisition of Certificates by at least six (6) months,

3. By and on behalf of the Owner, and for the part of the Owner, all representations and warranties of the Purchaser elsewhere in this letter are incorporated and repeated herein as if stated directly by the Owner.

4. The Purchaser is acting with full discretionary authority to make legally binding investment commitments for the Owner. If the bank or adviser is so acting, the acquisition for which this letter is submitted is for only one Owner.

Sincerely,

4860-2657-7007.8